                                EXHIBIT 10(f)

             Confidential treatment has been applied for with respect to certain provisions of this Exhibit, which provisions have been omitted from this Exhibit, marked with an asterisk (*) and filed separately with the SEC.

         Certain of the Sublessor's rights in this Sublease have been assigned to, and are subject to a security interest in favor of, Shawmut Bank Connecticut, National Association, as Loan Trustee under a Loan and Security Agreement. This Sublease has been executed in counterparts. See Section 24(e) for information concerning the rights of holders of the various counterparts.

================================================================================





                         SUBLEASE AGREEMENT [N632AS]



                          dated as of June 22, 1995


                                   between


                         ANTOINE FINANCE CORPORATION,
                                  Sublessor


                                     and


                      ATLANTIC SOUTHEAST AIRLINES, INC.,
                                  Sublessee


                          _________________________

                           One ATR-72-212 Aircraft





================================================================================

                              TABLE OF CONTENTS

                                                                                                                      Page
                                                                                                                      ----
1.       DEFINITIONS; USAGE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         1
          (a)       DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         1
          (b)       USAGE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         9

2.        AGREEMENT TO SUBLEASE AIRCRAFT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        10

3.        TERM AND RENT; [  *  ]; RENEWAL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        10
          (a)       TERM  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        10
          (b)       BASIC RENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        10
          (c)       SUPPLEMENTAL RENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        10
          (d)       ADJUSTMENTS TO BASIC RENT, [  *  ], AND STIPULATED LOSS VALUE . . . . . . . . . . . . . . .        10
          (e)       PAYMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        11
          (f)        [  *  ]  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        11
          (g)       RENEWAL OPTION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        12

4.        NET SUBLEASE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        12

5.        REPRESENTATIONS, WARRANTIES, AND AGREEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        13
          (a)       SUBLESSEE'S REPRESENTATIONS AND WARRANTIES  . . . . . . . . . . . . . . . . . . . . . . . .        13
          (b)       SUBLESSEE'S AGREEMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        16
          (c)       SUBLESSOR'S REPRESENTATIONS AND WARRANTIES  . . . . . . . . . . . . . . . . . . . . . . . .        19
          (d)       SUBLESSOR'S AGREEMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        20

6.        CONDITIONS PRECEDENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        21

7.        RETURN OF AIRCRAFT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        24
          (a)       TIME AND PLACE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        24
          (b)       CONDITION OF THE AIRCRAFT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        24
          (c)       RETURN OF REPLACEMENT ENGINES OR PROPELLERS . . . . . . . . . . . . . . . . . . . . . . . .        26
          (d)       AIRWORTHINESS DIRECTIVES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        26
          (e)       DEFERRED MAINTENANCE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        27
          (f)       CORROSION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        27
          (g)       AIRCRAFT PHYSICAL CONDITION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        27
          (h)       MANUALS; ACCESSORIES; STORAGE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        27
          (i)       OPTION TO BUY REMOVABLE IMPROVEMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . .        28
          (j)       AID IN DISPOSITION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        28

8.        DISCLAIMER OF WARRANTIES, ETC.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        28

9.        OWNERSHIP; RIGHTS OF THE SUBLESSEE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        29

10.       LIENS       . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        29

11.       TAXES       . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        29

12.       REGISTRATION; MAINTENANCE; RECORDS; COMPLIANCE AND USE;
          REPLACEMENT PARTS; IMPROVEMENTS; POOLING OF PARTS;
          INSIGNIA    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        30
          (a)       REGISTRATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        30
          (b)       MAINTENANCE; RECORDS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        30
          (c)       COMPLIANCE AND USE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        31
          (d)       REPLACEMENT PARTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        31
          (e)       IMPROVEMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        32
          (f)       POOLING OF PARTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        33
          (g)       INSIGNIA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        33

13.       INSPECTION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        33

14.       LOSS OR DESTRUCTION; REQUISITION OF USE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        34
          (a)       EVENT OF LOSS TO THE AIRFRAME . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        34
          (b)       EVENT OF LOSS TO AN ENGINE OR PROPELLER . . . . . . . . . . . . . . . . . . . . . . . . . .        34
          (c)       RISK OF LOSS; NO RELEASE OF OBLIGATIONS . . . . . . . . . . . . . . . . . . . . . . . . . .        35
          (d)       REQUISITION OF USE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        36
          (e)       APPLICATION OF PROCEEDS FOR EVENTS OF LOSS  . . . . . . . . . . . . . . . . . . . . . . . .        36
          (f)       PAYMENTS DURING DEFAULT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        37

15.       INSURANCE   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        37
          (a)       LIABILITY INSURANCE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        37
          (b)       CASUALTY INSURANCE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        37
          (c)       ENDORSEMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        38
          (d)       REPORTS, ETC. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        38
          (e)       OTHER INSURANCE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        39
          (f)       INDEMNIFICATION BY UNITED STATES GOVERNMENT . . . . . . . . . . . . . . . . . . . . . . . .        39

16.       SUB-SUBLEASE; POSSESSION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        39
          (a)       SUB-SUBLEASE, POOLING, ETC  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        39
          (b)       SUB-SUBLEASE CLAUSE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        41
          (c)       SUBLESSOR WAIVER  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        42

17.       EVENTS OF DEFAULT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        42

18.       REMEDIES    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        44

          (a)       GENERALLY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        44
          (b)       SUBLESSEE WAIVER  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        46
          (c)       REMEDIES CUMULATIVE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        46

19.        [  *  ] INDEMNITY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        47
          (a)       INDEMNITY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        47
          (b)       EXCLUSIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        47
          (c)       REPORTING; DEFENSE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        48
          (d)       PRIMARY LIABILITY; SUBROGATION; SURVIVAL  . . . . . . . . . . . . . . . . . . . . . . . . .        48
          (e)       COMPUTATIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        48
          (f)       ATR OBLIGATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        49

20.       PURCHASE OPTIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        49
          (a)       PURCHASE OPTION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        49
          (b)       PURCHASE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        49

21.       NOTICES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        49

22.       SUCCESSORS, ASSIGNS, AND INDEMNIFIED PARTIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . .        50

23.       ACKNOWLEDGEMENT OF ASSIGNMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        50

24.       MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        51
          (a)       AMENDMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        51
          (b)       SURVIVAL OF AGREEMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        51
          (c)       SEVERABILITY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        51
          (d)       ENTIRE AGREEMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        51
          (e)       COUNTERPARTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        51
          (f)       FURTHER ASSURANCES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        52
          (g)       RIGHT TO PERFORM FOR SUBLESSEE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        52
          (h)       GOVERNING LAW . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        52
          (i)       HEADINGS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        52
          (j)       SECTION 1110 COMPLIANCE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        52
          (k)       TRANSACTION EXPENSES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        52


Exhibit A - Equipment Schedule
Exhibit B - Financial Terms
Exhibit C - Stipulated Loss Values

                          SUBLEASE AGREEMENT [N632AS]


                    This Agreement is entered into as of June 22, 1995 by Antoine Finance Corporation (the "Sublessor") and Atlantic Southeast Airlines, Inc. (the "Sublessee").


           1.       DEFINITIONS; USAGE.

           (a) DEFINITIONS. The following terms, when capitalized as below, have the following meanings:

          Abatements: defined in Section 4.

          Additional Insureds: the Sublessor, the Lessor, First Security Bank of Utah, N.A. in its individual capacity, the Owner Participant, the Loan Trustee, Shawmut Bank Connecticut, National Association in its individual capacity, each Loan Participant, ATR, and their successors and assigns, and the directors, officers, members, employees, and agents of each of the foregoing, excluding, however, ATR or the Sublessor for claims arising from manufacturer product liability claims.

          Affiliate of any specified Person: any other Person who controls 50% or more of any class of voting securities of such Person or is controlled by, or is under common control with, such Person. For purposes of this definition, control of any specified Person shall mean having direct or indirect power to direct, or cause the direction of, the management or policies of such Person, whether through the ownership of voting securities, by contract, or otherwise.

          After-Tax Basis: on a basis such that any payment to be received or deemed to be received by any Person is supplemented by a further payment to that Person so that the sum of the two payments, after deducting all income taxes, penalties, fines, interest, and other charges resulting from the receipt (actual or constructive) of such payments imposed by or under any law or governmental authority, is equal to the payment to be received or deemed to be received. In computing such income taxes, penalties, fines, interest, and other charges, any related credits and deductibles shall be taken into account.

          Aircraft: the Airframe, the two Engines, and the two Propellers (whether or not the Engines and Propellers are installed on the Airframe or any Engine or any other airframe or engine).

          Aircraft Cost: as set forth in Exhibit B to the Sublease Supplement.

          Airframe: the ATR-72-212 aircraft (excluding any Engine, engine, Propeller, or propeller from time to time installed thereon) identified by FAA registration number and manufacturer's serial number in the Equipment Schedule, including all Parts incorporated in such airframe (or removed therefrom, if title remains in the Lessor under Section 12(d)).

          Appraisal Procedure: a procedure whereby an independent appraiser, chosen by the Lessor from the three appraisers selected by the Sublessee as herein provided and reasonably acceptable to the Lessor, determines the amount in question. The Sublessee shall, within 15 days of a request by the Lessor, provide the Lessor with the names of three independent appraisers. Within 15 days thereafter, the Lessor shall select and employ one of such appraisers. If the Sublessee or the Lessor fails to make its selection in a timely manner, the other party may make such selection and proceed with the appraisal. The decision of the appraiser so appointed shall be given within 10 days after being appointed. Such appraiser's decision shall be binding and conclusive on the Lessor, the Sublessor, and the Sublessee.

          ATR: Avions de Transport Regional, a "groupement d'interet economique" formed under the laws of France.

          Basic Rent: defined in Section 3(b) (as adjusted pursuant to Section 3(d)).

          Basic Rent Rate: as set forth in Exhibit B to the Sublease Supplement.

          Basic Term: defined in Section 3(a).

          Basic Rent Date: the Closing Date and each monthly "anniversary" of the Closing Date.

          Business Day: any day, other than a Saturday or Sunday, on which commercial banks are open for business in New York, New York.

          Closing Date: the date of the Sublease Supplement, which shall be the date on which the Lessor buys the Aircraft, the Lessor leases the Aircraft to the Sublessor, and the Sublessor leases the Aircraft to the Sublessee.

          Code: the Internal Revenue Code of 1986, as amended from time to time, or any similar legislation of the United States enacted to supersede, amend, or supplement such Code (and any reference to a provision of the Code shall refer to any successor provision(s), however designated).

          Debt Rate: as set forth in Exhibit B to the Sublease Supplement; provided, that after the [ * ] anniversary of the Closing Date, the Debt Rate shall be the "Debt Rate" as set forth in the Mortgage (or, if there is no such rate, then [ * ] per annum above the average yield to maturity for marketable U.S. Treasury securities having a maturity closest to four years from such [ * ] anniversary (as indicated on the Telerate screen)).

          Default: (a) an event or condition that, after the giving of notice or lapse of time, or both, would mature into an Event of Default, or (b) an Event of Default.

          Default Payment Date: defined in Section 18(a)(iii).

          DOT: the U.S. Department of Transportation or any successor thereto.

           [  *  ]

          Engine: either of the two Pratt & Whitney model PW127 engines listed by manufacturer's serial number in the Equipment Schedule (excluding any Propeller or propeller installed thereon), whether or not from time to time installed on the Airframe or any other airframe, including any Replacement Engine substituted for an Engine under this Sublease, and including all Parts incorporated in such engine (or removed therefrom, if the title remains in the Lessor under Section 12(d)).

          Equipment Schedule: Exhibit A to the Sublease Supplement.

          ERISA: the Employee Retirement Income Security Act of 1974, as amended.

          Event of Default: defined in Section 17.

          Event of Loss with respect to any Item, any of the following events:
(1) the destruction or damage beyond economic repair of such Item or rendition of such Item permanently unfit for normal use for any reason whatsoever, (2) any damage or other event which results in an insurance settlement with respect to such Item on the basis of a total loss or constructive or compromised total loss, (3) the loss of title to such Item through condemnation, confiscation, or requisition, (4) the loss of use of such Item through loss, theft, or disappearance for a continuous period of at least 30 days, or, which is continuing on the last day of the Term, (5) the requisition of use of such Item for a continuous period of at least six months, or which is continuing on the last day of the Term, or (6) as a result of any law, rule, regulation, order, or other action by the FAA, the DOT, or any other governmental body (including any court) having jurisdiction, the use of such property by the Sublessee or any Permitted Sub-Sublessee (and not merely by ATR-72 operators generally) in the normal course of interstate air transportation of persons or cargo is prohibited for a period of six consecutive months (or any longer period permitted by the Sublessor in its sole discretion) or if such prohibition is continuing on the last day of the Term; provided, that if the last day of the Term would be the [ * ] anniversary of the Closing Date and a loss of use, requisition of use, or prohibition of use of the type described in clause 4, 5, or 6 exists on such last day, then the Term shall be extended until the 30-day, six-month, or six-month (or longer permitted) period, respectively, has expired (or, if earlier, until the Sublessee or Permitted Sub-Sublessee has regained possession or notifies the Sublessor in writing as to its agreement to treat such a loss of use, requisition of use, or prohibition of use as an Event of Loss hereunder, plus 10 days), and Basic Rent shall be payable during such extended period at a rate equal to 1/30 of the monthly Basic Rent rate for each day of extension. An Event of Loss to an Aircraft shall be deemed to have occurred if an Event of Loss occurs to the Airframe. The date of an Event of Loss shall be the date of the loss, damage, requisition, or prohibition, except that for the purposes of clause 4, 5, or 6, an Event of Loss shall be deemed to have occurred on the expiration of the applicable period referred to therein or in the proviso thereto.

          Expiration Date: the 15th anniversary of the Closing Date.

          FAA: the Federal Aviation Administration or any successor thereto.

          FAA Bill of Sale: an AC Form 8050-2 Aircraft Bill of Sale from the Sublessor to the Owner Trustee.

          Fair Market Rental Value: the amount obtainable in an arm'slength transaction between an informed and willing lessee under no compulsion to lease and an informed and willing lessor under no compulsion to lease, in accordance with a lease on terms and conditions as herein provided. Such amount shall be determined assuming that the Aircraft is in the condition required by this Sublease, excluding Airworthiness Directives that (but for Section 7(d)) would not be required to be made until after the renewal period begins (except that a determination of Fair Market Rental Value pursuant to Section 18(a)(iii) shall be made based on the actual condition of such property). If the Sublessor and the Sublessee do not agree upon Fair Market Rental Value, it shall be determined in accordance with the Appraisal Procedure (or, if determined under Section 18, shall be determined by the Sublessor) at the Sublessee's expense.

          Fair Market Value: the amount obtainable in an arm's-length transaction between an informed and willing buyer under no compulsion to buy and an informed and willing seller under no compulsion to sell. Such amount shall be determined assuming that the Aircraft is in the condition required by this Sublease, excluding Airworthiness Directives that (but for Section 7(d)) would not be required to be made until after the valuation date (except that a determination of Fair Market Value pursuant to Section 18(a)(iii) such shall be made based on the actual condition of such property). If the Sublessor and the Sublessee do not agree upon Fair Market Value, it shall be determined in accordance with the Appraisal Procedure (or, if determined under Section 18, shall be determined by the Sublessor) at the Sublessee's expense.

          Federal Aviation Act: the Federal Aviation Act of 1958, as amended, or its successor.

          GAAP: generally accepted accounting principles as in effect in the United States and applied on a basis consistent with that used in the preparation of the financial statements referred to in Section 5(a)(12), except for changes therein with which the Sublessee's independent public accountants concur that are disclosed in the notes to the relevant financial statements.

          Improvement: defined in Section 12(e).

          incorporated in: incorporated or installed in, attached to, or otherwise made a part of.

          Indemnitee: the Sublessor, the Lessor, First Security Bank of Utah, N.A. in its individual capacity, the Owner Participant, each Loan Participant, the Loan Trustee, Shawmut Bank Connecticut, National Association in its individual capacity, and their successors and assigns, and the Affiliates, directors, officers, members, employees, and agents of each of the foregoing.

          Item: the Airframe, an Engine, or a Propeller.

          Late Payment Rate: the Debt Rate plus 2.0% per annum (but in no event greater than the maximum interest rate permitted by applicable law).

          Lease: the Lease Agreement dated as of March 31, 1995 between the Lessor and the Sublessor and pertaining to the Aircraft.

          Lessor: First Security Bank of Utah, N.A., not in its individual capacity but solely as owner trustee, as lessor under the Lease.

          Lessor Lien: any Lien arising as a result of (1) claims against or affecting the Sublessor, the Lessor, or the Owner Participant not related to the Operative Documents or the transactions contemplated thereby, (2) acts or omissions of the Sublessor, the Lessor, or the Owner Participant not contemplated or permitted under the Operative Documents, or (3) taxes imposed against the Sublessor, the Lessor, or the Owner Participant which are not to be indemnified against by the Sublessee pursuant to the Operative Documents.

          Lien: any mortgage, pledge, lien, charge, lease, security interest (including any conditional sale agreement, equipment trust agreement, or other title retention agreement), statutory right in rem claim, or other encumbrance of any nature whatsoever.

          Loan:  a non-recourse loan made by a Loan Participant to the Lessor.

          Loan Certificate: a loan certificate issued by First Security Bank of Utah, N.A., under the Mortgage and designated "Registered Non-Recourse Secured Loan Certificates, Due September 2008".

          Loan Participants: Newcourt Credit Group Inc., its successors and assigns, and any subsequent holder of an outstanding Loan Certificate.

          Loan Trustee: Shawmut Bank Connecticut, National Association, as trustee under the Mortgage, and its permitted successors and assigns as trustee thereunder.

          Make-Whole Premium as of any date: (a) with respect to any Loan Participant, except any Loan Participant which has provided a notice referred to in clause (b) below, an amount equal to the excess, if any, of

                    (1) the present value as of such date of the installments of principal and interest payable on the Loan Certificates outstanding (assuming the Loan Certificates were paid in accordance with the terms thereof and also assuming, for any date on or before the [ * ] anniversary of the Closing Date, that the principal amount of the Loan Certificates shall be paid in full on the [ * ] anniversary of the Closing Date), computed by Newcourt Credit Group Inc. (or any successor "Quoting Agent" under the Mortgage) using a discount rate equal to the average yield to maturity compounded monthly for marketable United States

          Treasury securities having a constant maturity (as indicated on the Telerate Screen or, if that is not then available, any publicly available source of similar market data acceptable to the Loan Participants), closest to the then-remaining Weighted Average Life to Maturity of the Loan Certificates over

                    (2) the outstanding principal amount of the Loan Certificates as of such date (assuming the Loan Certificates were paid in accordance with their terms); or

(b) if any Loan Participant (which has become a Loan Participant by means of an assignment from such Quoting Agent) has notified the Lessee, ATR, the Owner Trustee, and the Loan Trustee in writing at such time it becomes a Loan Participant of its election of this clause (b), any costs or amounts owed by such Loan Participant to any counterparty associated with the breaking of any interest-rate swap or U.S.-dollar-denominated funding agreement entered into by such Loan Participant in connection with the making and maintaining of its loan to the Owner Trustee under the Mortgage and that has a maturity date of the Reset Date (+ 15 days) and an amortization approximately equal (+5%) to that of the related Loan Certificate(s); it being understood that the Sublessor shall pay to the Sublessee, if no Payment/Bankruptcy Default exists, any gain that such Loan Participant actually receives from any such counterparty and pays to the Sublessor.


"Weighted Average Life to Maturity" of a Loan Certificate means the number of years obtained by dividing the Remaining Dollar-Years of such Loan Certificate by the then-outstanding principal amount of such Loan Certificate. "Remaining Dollar-Years" of a Loan Certificate means the amount obtained by (i) multiplying the amount of each then-remaining required principal repayment of such Loan Certificate by the number of years (calculated to the nearest one-twelfth) which will elapse between the date of determination and the date of that payment (assuming, for any date on or before the [ * ] anniversary of the Closing Date, that the principal amount of the Loan Certificates shall be paid in full on the [ * ] anniversary of the Closing Date), and (ii) totalling all of the products obtained in clause (i).

          Materially Adverse Change or Materially Adverse Effect: any event, act, condition, or occurrence of whatever nature (including any adverse determination in any litigation, arbitration, or governmental investigation or proceeding) that, singly or in conjunction with any other event(s), act(s), condition(s), or occurrence(s), whether or not related, results in a materially adverse change in, or has a materially adverse effect upon, (a) the Sublessee's financial condition, operations, business, properties, or prospects, (b) the Sublessor's rights and remedies under the Operative Documents, or Sublessee's ability to perform its obligations under the Operative Documents, or (c) the legality, validity, or enforceability of any Operative Document, giving due consideration in each case to any insurance coverage available to Sublessee for such event, act, condition, or occurrence.

          Mortgage: the Loan and Security Agreement, dated as of March 31, 1995, between the Loan Trustee and the Lessor, pertaining to the Aircraft.

          Nondisturbance Agreement: the Non-Disturbance and Recognition Agreement, dated as of the Closing Date, among the Lessor, the Owner Participant, the Loan Trustee, the Loan Participant, ATR, and the Sublessee, pertaining to the Aircraft.

          Operative Documents: this Sublease, the Sublease Tax Indemnity Agreement, [ * ], the Sublease Assignment, the Nondisturbance Agreement, the Purchase Agreement, the Purchase Agreement Assignment, and the PAA Consent.

          Owner Participant: First Union Commercial Corporation, and its permitted successors and assigns.

          PAA Consent: the Consent and Agreement, dated as of the Closing Date, relating to the Purchase Agreement Assignment, issued by ATR.

          Participation Agreement: the document by that name, dated as of March 31, 1995, among the Lessor, the Owner Participant, the Loan Trustee, the Loan Participants, and the Sublessor, pertaining to the Aircraft.

          Parts: all appliances, parts, instruments, appurtenances, accessories, furnishings, and other equipment of whatever nature (other than complete Engines, engines, Propellers, propellers, or parts thereof with respect to the Airframe; other than Propellers, propellers, or parts thereof with respect to an Engine; and other than Removable Improvements or parts thereof), from time to time incorporated in the Airframe, an Engine, or a Propeller (or removed therefrom, if title remains in the Lessor under Section 12(d)).

          Payment/Bankruptcy Default: a Default as set forth in Section 17(a) or (g), or an Event of Default.

          Permitted Air Carrier: (1) any United States "air carrier" (as defined in Section 101(3) of the Federal Aviation Act) who is a Section 1110 Person, or (2) after December 31, 2002, (a) any foreign air carrier that is principally based in and operating pursuant to a license issued under the laws of a country that has ratified the Convention on the International Recognition of Rights in Aircraft (Geneva, 1948) (Geneva Convention) or is a member of the British Commonwealth, except in either case any country that does not then maintain full diplomatic relations with the United States and Canada or in which it would constitute a breach of applicable law for the Sublessor, the Lessor, the Loan Trustee, the Owner Participant, or any Loan Participant to engage directly or indirectly in business, or (b) ATR or any Affiliate of ATR.

          Permitted Lien: a Lien permitted under Section 10.

          Permitted Sub-Sublessee: any Permitted Air Carrier under a sublease entered into in accordance with Section 16(a)(vi).

          Person: any individual, partnership, corporation, trust, association, business organization, joint venture, government (or department or agency thereof), or any other entity.

          Propeller: either of the two Hamilton Standard model 247F-1 propellers listed by manufacturer's serial number in the Equipment Schedule, whether or not from time to time installed on the Airframe or an Engine or on any other airframe or engine, including any Replacement Propeller substituted for a Propeller under this Sublease, and including all Parts incorporated in such propeller (or removed therefrom, if title thereto remains in the Lessor under Section 12(d)).

          Purchase Agreement: the February 10, 1993 document by that name between ATR and the Sublessee, including Exhibits and Letter Agreements.

          Purchase Agreement Assignment: the document by that name, dated as of the Closing Date, between the Lessor and the Sublessee, pertaining to the Aircraft.

          Related Sublease: one of the seven other sublease agreements, entered into as of the date of this Sublease, between the Sublessor and the Sublessee, involving the ATR-72-212 aircraft (other than the Aircraft) bearing FAA registration nos. N630AS through N637AS.

          Removable Improvements: defined in Section 12(e).

          Renewal Term: defined in Section 3(h).

          Rent: Basic Rent and Supplemental Rent.

          Replacement Engine: a Pratt & Whitney model PW-127 engine (except Propellers or propellers installed thereon) of a model year the same as or later than, and having a value, utility, performance, efficiency, and remaining useful life at least equal to, the engine replaced (determined without regard to hours or cycles remaining until the next scheduled overhaul, but assuming that the engine replaced was in the condition required by this Sublease), which is substituted for an Engine hereunder pursuant to Section 7(c) or 12(b).

          Replacement Parts: defined in Section 12(d).

          Replacement Propeller: a Hamilton Standard model 247F-1 propeller of a model year the same as or later than, and having a value, utility, performance, efficiency, and remaining useful life at least equal to, the propeller replaced (determined without regard to hours or cycles remaining until the next scheduled overhaul, but assuming that the propeller replaced was in the condition required by this Sublease), which is substituted for a Propeller hereunder pursuant to Section 7(c) or 12(b).

          Section 1110 Person: a "citizen of the United States" (as defined in 49 U.S.C. Section 40102) holding an air carrier operating certificate issued by the U.S. Secretary of Transportation pursuant to 49 U.S.C. chapter 447 for aircraft capable of carrying 10 or more individuals.

          SLV Date: defined in Section 14(a)(ii).

          Stipulated Loss Value: (1) as of any Basic Rent Date during the Basic Term, the amount determined as set forth in Exhibit C to the Sublease Supplement for that Basic Rent Date, and (2) during any Renewal Term, the amount for the date involved, determined in accordance with Section 3(h), in either case adjusted as required by Section 3(d).

          Sublease Assignment: the document by that name, dated as of the date of this Sublease, between the Lessor and the Sublessor, pertaining to this Sublease.

           [  *  ]

          Sublease Supplement: a supplement to this Sublease Agreement, dated the Closing Date, substantially in the form of Exhibit A.

          Sublease Tax Indemnity Agreement: the document by that name, dated as of the date of this Sublease, between the Sublessor and the Sublessee, pertaining to the Aircraft.

          Sublessee's Counsel: Altman, Kritzer & Levick, P.C.

          Supplemental Rent: defined in Section 3(c).

          Term: the Basic Term and any Renewal Term(s).

          Termination Date: the [ * ] anniversary of the date of this Sublease.

          Transaction Documents: the Operative Documents and the Lease, the Participation Agreement, the Tax Indemnity Agreement, [ * ], the Mortgage, the Loan Certificates, the Trust Agreement, and the Sublessor's full warranty bill of sale and FAA Bill of Sale for the Aircraft.

          Trust Agreement: the document by that name, dated as of March 31, 1995, between First Security Bank of Utah, N.A. in its individual capacity and the Owner Participant, pertaining to the Aircraft.

           (b) USAGE. Any agreement or instrument referred to in Section 1(a), or the term "Agreement" or "Sublease", means such agreement or instrument as it has been or shall be from time to time supplemented and amended. "Including" means "including but not limited to". "Or" means one or more, or all, of the alternatives listed or described. "Herein", "hereof", "hereunder", etc. mean in, of, under, etc. this Agreement (and not merely in, of, under, etc. the section or provision where the reference appears). References to sections, exhibits, and the like refer to those in or attached to this Agreement unless otherwise specified.

           2.       AGREEMENT TO SUBLEASE AIRCRAFT.

          The Sublessor shall lease the Aircraft to the Sublessee hereunder, and the Sublessee shall lease the Aircraft from the Sublessor hereunder, on and after the Closing Date.

           3.       TERM AND RENT; [  *  ]; RENEWAL.

           (a) TERM. The basic term of this Sublease (the "Basic Term") shall commence on the date of this Sublease and shall end on the Expiration Date unless this Sublease is terminated earlier, or cancelled, in accordance with its terms.

           (b) BASIC RENT. The Sublessee shall pay to the Sublessor, as basic rent ("Basic Rent") on each Basic Rent Date during the Basic Term (other than the last day of the Basic Term), an amount equal to the Basic Rent Rate for each Aircraft. To the extent (if any) that basic rent was paid for the Aircraft under the May 1, 1993 Lease Agreement, as supplemented, between the Sublessor and the Sublessee, for the portion of the calendar month after the Closing Date hereunder, the Sublessee may apply the basic rent for such portion of that calendar month to its obligation to make the Basic Rent payment due on the Closing Date hereunder.

           (c) SUPPLEMENTAL RENT. The Sublessee shall pay the following amounts ("Supplemental Rent"):

                    (1) on the date provided herein or in the applicable Operative Documents, any amount (other than Basic Rent or Stipulated Loss Value) which the Sublessee assumes, in writing, the obligation to pay, or agrees, in writing, to pay, under any Operative Document to any Indemnitee;

                    (2) on the date provided herein, any amount payable hereunder as Stipulated Loss Value (including any Make-Whole Premium included therein); and

                    (3) on demand, to the extent permitted by applicable law, interest (computed on the basis of a 360-day year and actual days elapsed) at the Late Payment Rate on any payment of Rent to the extent not paid when due, for any period during which it is overdue.

The expiration or other termination of the Sublessee's obligation to pay Basic Rent shall not limit or modify the Sublessee's obligations to pay Supplemental Rent arising from events or circumstances existing or accruing during the Term.

           (d)      ADJUSTMENTS TO BASIC RENT, [  *  ], AND STIPULATED LOSS
VALUE. Basic Rent shall be adjusted as of the [ * ] anniversary of the Closing Date, based on the difference between the Debt Rate effective on the Closing Date and the Debt Rate effective on the [ * ] anniversary of the Closing Date, in the manner described in Exhibit B to the Sublease Supplement. Stipulated Loss Value and the [ * ] under this Sublease shall be adjusted to equal Stipulated Loss Value and the

[ * ] under the Lease. Basic Rent and Stipulated Loss Values also shall be adjusted to the extent provided by the Sublease Tax Indemnity Agreement.

          Any adjustment required by this Section 3(d) shall be determined by the Sublessor, subject to verification by Sublessee, and shall be effective as soon as possible. Such adjustment shall be evidenced by the execution and delivery by the Sublessor and the Sublessee of a sublease amend ment, but failure to execute and deliver such sublease amendment shall not prevent or delay the effectiveness of the adjustment required by the preceding paragraph. If requested by the Sublessee, any computation of the amount payable by the Sublessee under this Section 3(d) shall be provided by the Sublessor to the Sublessee in a notice setting forth in reasonable detail the computations and methods used in computing such amount. Within 30 days following the Sublessee's receipt of such notice, the Sublessee may request that a qualified independent expert selected by the Sublessee and consented to by the Sublessor (such expert being the "Verifying Firm") verify whether the calculations submitted by the Sublessor are based on the correct assumptions and are mathematically correct. The Verifying Firm shall be requested to make its determination within 30 days. If the Verifying Firm determines that such computations are inaccurate or based on incorrect assumptions, then the Verifying Firm shall determine what it believes to be the appropriate computations. The Verifying Firm shall make available for inspection by the Sublessee and the Sublessor such Firm's working papers and shall discuss the verification with the Sublessor. In the absence of manifest error, such verification shall be final and binding on the parties hereto. The costs and expenses of such verification shall be paid by the Sublessee unless, as a result of such verification, the Sublessor's computation resulted in an average overcharge of .25% or more for each payment (in which case the Sublessor shall pay such costs and expenses).

           (e) PAYMENT. Except as otherwise provided in the following sentence, all payments of Rent hereunder shall be made in immediately available funds and in U.S. dollars no later than 1:00 p.m., New York City time, on the date payable hereunder, to the Loan Trustee at its payment address set forth in
Schedule I attached hereto (or at such other address or to such other Person as the Sublessor directs by notice in writing to the Sublessee). All payments to which the Lessor, the Sublessor, or any other Person is entitled shall be paid in such immediately available funds no later than 1:00 p.m., New York City time, on the date payable hereunder, to the Lessor, the Sublessor, or such other Person, as appropriate, in accordance with the payment instruction set forth in Schedule I attached hereto (or at such other address or to such further Person as the Sublessor or such other Person may direct by notice in writing to the Sublessee), except that all indemnity payments shall be paid to the appropriate Indemnitee at its payment address set forth in Schedule I attached hereto or as otherwise directed by notice in writing to the Sublessee. If any date on which any Rent becomes payable is not a Business Day, then the applicable payment of Rent shall be made on the following Business Day.

           [  *  ]

[  *  ]





           (g) RENEWAL OPTION. Unless a Payment/Bankruptcy Default or Event of Default exists at the time of the giving of irrevocable notice referred to in this paragraph or at the time of the commencement of the applicable Renewal Term, the Sublessee, at its option, may renew this Sublease for up to three years, in one or two successive renewal terms (each a "Renewal Term"), with the first Renewal Term to commence upon the expiration of the Basic Term. Each Renewal Term shall be for at least one year. This renewal right shall be exercised upon irrevocable written notice from the Sublessee to the Sublessor of the Sublessee's election so to renew this Sublease given not less than 180 days and not more than 360 days before the end of the Basic Term or any Renewal Term. That notice shall explicitly request that the Sublessor give notice to the Lessor to renew the Lease under Section 3(h) thereof. If the Sublessee fails to exercise any option to extend the term of this Sublease for any Renewal Term in accordance with the provisions of this paragraph, all of the Sublessee's rights to extend the term hereof for such Renewal Term and any subsequent Renewal Term shall expire.

          All provisions of this Sublease shall apply during each Renewal Term, except that (i) the Sublessee shall pay to the Sublessor, monthly in advance on each Basic Rent Date during that Renewal Term, Basic Rent equal to the Fair Market Rental Value of the Aircraft for such Renewal Term, as determined under the Lease, not to exceed the amount payable by Sublessor under the Lease, and
(ii) Stipulated Loss Value for the Aircraft shall be equal to its Fair Market Value as of the first day of such Renewal Term and shall be reduced to its the Fair Market Value as of the last day of such Renewal Term, each as determined under the Lease, in equal monthly decrements.

           4.       NET SUBLEASE.

          This Sublease is a net lease, and the Sublessee acknowledges and agrees that the Sublessee's obligation to pay all Rent hereunder, and the rights of the Sublessor in and to such Rent, shall, except as otherwise expressly provided herein, be absolute and unconditional and, except for a violation of the Sublessee's possessory rights in the absence of an Event of Default, shall not be subject to any abatement, reduction, suspension, deferment, set-off, counterclaim, or recoupment ("Abatements") for any reason whatsoever, including Abatements due to any present or future claims of the Sublessee against the Sublessor or any other Indemnitee under this Sublease or otherwise, or against any other Person for whatever reason. Except as otherwise expressly provided herein, this Sublease shall not terminate, nor shall the obligations of the Sublessee be affected, by reason of (a) any defect in or damage to, or any loss or destruction of, the Aircraft or any part thereof from whatsoever cause, (b) any defect in the title, airworthiness, condition, design, merchantability, operation, or fitness for use of the Aircraft or any interest therein from whatsoever cause, (c) the interference with the use thereof by any Person, (d) the invalidity or unenforceability or lack of due authorization of this Sublease or any instrument or document executed in connection herewith, or lack of right, power, or authority of the Sublessor to enter into this Sublease or any instrument or document executed in connection herewith, (e) any insolvency, bankruptcy, reorganization, or similar proceeding by or against the Sublessee,
(f) any failure of the Sublessor or any Person claiming through the Sublessor to perform any obligation of the Sublessor or such Person claiming through the Sublessor to the Sublessee or any other Person under this Sublease or any instrument or document executed in connection herewith, or (g) any other cause, whether similar or dissimilar to the foregoing, and, to the extent permitted thereby, any present or future law or regulation to the contrary notwithstanding, it being the express intention of the Sublessor and the Sublessee that all Rent payable by the Sublessee hereunder shall be, and continue to be, payable in all events unless the obligation to pay that Rent is terminated pursuant to the express provisions of this Sublease. If for any reason whatsoever this Sublease is terminated in whole or in part by operation of law or otherwise, except as specifically provided herein, the Sublessee nonetheless agrees, to the extent permitted by law, to pay to the Sublessor or to the Person entitled thereto an amount equal to each Rent payment at the time such payment would have become due and payable in accordance with the terms hereof had this Sublease not been terminated in whole or in part. To the extent permitted by applicable law, the Sublessee hereby waives any and all rights that it may now have or that at any time hereafter may be conferred upon it, by statute or otherwise, to terminate, cancel, quit, or surrender this Sublease except in accordance with the express terms hereof. Each payment of Rent made by the Sublessee shall be final, and the Sublessee shall not seek to recover all or any part of such payment for any reason whatsoever, except for any payments made in error. Notwithstanding the foregoing, the Sublessee may assert any claims it may have against any Person in an independent proceeding.

           5.       REPRESENTATIONS, WARRANTIES, AND AGREEMENTS.

           (a) SUBLESSEE'S REPRESENTATIONS AND WARRANTIES. The Sublessee represents and warrants that:

          (1) Due Organization. The Sublessee is a corporation duly organized and validly existing in good standing under the laws of Georgia, is duly licensed or qualified to do business as a foreign corporation in good standing in each jurisdiction where the character of its properties or the nature of its activities makes such qualification necessary or where the failure to be so qualified or so to be in good standing would have a Materially Adverse Effect, is a duly certificated "air carrier" within the meaning of the Federal Aviation Act, and has the power and authority to carry on its business substantially as presently conducted, to hold property under lease, and to enter into and to perform its obligations under each Operative Document to which it is or will be a party.

          (2) Due Authorization; Enforceability; No Violation. Each Operative Document to which the Sublessee is a party has been, and the Sublease Supplement and the Purchase Agreement Assignment (when executed and delivered by the Sublessee) will be, duly authorized, executed and delivered by the Sublessee and, assuming due authorization, execution, and delivery by the other parties thereto, is (or, as to the Sublease Supplement and the Purchase Agreement Assignment, when executed and delivered by the Sublessee will be) a legal, valid, and binding obligation of the Sublessee, enforceable against the Sublessee in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, or similar laws affecting enforcement of creditors' rights generally and by general principles of equity. The Sublessee's execution, delivery, and performance of each Operative Document to which it is or is to be a party are not and will not be inconsistent with its articles of incorporation or by-laws, do not and will not contravene any existing law, governmental rule or regulation, judgment, or order applicable to or binding on the Sublessee, and do not and will not contravene any provision of, or constitute a default or result in the creation of any Lien (other than Permitted Liens) under, any indenture, mortgage, contract, or other instrument to which the Sublessee is a party or by which it or any of its properties is bound, and do not and will not require the consent or approval of its stockholders or any trustee or holders of any indebtedness or obligations of the Sublessee, except such as have been duly obtained.

          (3) Government Approvals, Notices, and Filings. No consent or approval of, giving of notice to, registration with, or taking of any action in respect of or by, any governmental authority or agency, any court, or any other Person is or will be required with respect to the Sublessee's execution, delivery, or performance of the Operative Documents, except such as have been duly accomplished, given, or obtained.

          (4) Litigation. Except as set forth in the Sublessee's annual report on Form 10-K for the year ended December 31, 1993 and quarterly report on Form 10-Q for the quarter ended September 30, 1994, there are no actions, suits, or proceedings pending or (to the best of Sublessee's knowledge) threatened against or affecting the Sublessee or any of its Affiliates in any court or before any governmental commission, arbitrator, or administrative agency which may be expected to have a Materially Adverse Effect or which seek to question or set aside any of the transactions contemplated by this Sublease.

          (5) Taxes. The Sublessee has filed all tax returns which it was or is required to file, and has paid all taxes shown to be due and payable on such returns or on any assessment received by it, except any such taxes as are being contested diligently in good faith, and by appropriate proceedings, and as to which adequate reserves have been provided in accordance with GAAP.

          (6) Compliance. The Sublessee is not in default under any indenture, mortgage, or other agreement or instrument to which the Sublessee is a party or by which it or any of its properties is bound; nor is the Sublessee in violation of any law, order, injunction, decree, rule, or regulation applicable to the Sublessee of any court or administrative body, which violation may be expected to have a Materially Adverse Effect.

          (7) ERISA. The Sublessee is not engaged in any transaction in connection with which it could be subjected to either a civil penalty assessed pursuant to Section 502(c) of ERISA or any tax imposed by Code Section 4975.
No material liability of the Pension Benefit Guaranty Corporation has been or is expected by the Sublessee to be incurred with respect to any employee pension benefit plan (as defined in Section 3 of ERISA) maintained by Sublessee. There has been no reportable event (as defined in Section 4043(b) of ERISA) with respect to any such employee pension benefit plan. There has been no event authorizing termination of any such employee pension benefit plan by the Pension Benefit Guaranty Corporation. No accumulated funding deficiency (as defined in Section 302 of ERISA or Code Section 412), whether or not waived, exists with respect to any such employee pension benefit plan.

          (8) No Sublease Default or Event of Loss. No Default exists or would result from the Sublessor's lease to the Sublessee of the Aircraft as contemplated hereby. No Event of Loss, or event or condition that, after the giving of notice or lapse of time, or both, would mature into an Event of Loss, has occurred to any Item.

          (9) Title. On the Closing Date, any sales and use taxes in respect of the ownership of the Aircraft, and the transfer of the Aircraft to the Lessor, will have been paid in full.

          (10) Condition of Aircraft. On the Closing Date, the Aircraft shall be in such condition as may be necessary to enable the airworthiness certification of the Aircraft to be in good standing under the Federal Aviation Act, provided that the modifications required by Airworthiness Directive T95-02-51 (issued January 11, 1995), which modifications are ATR's responsibility, shall be completed by June 1, 1995.

          (11) UCC Location. The Sublessee's chief executive office and chief place of business (for purposes of Article 9 of the Uniform Commercial
Code) is located at 100 Hartsfield Centre Parkway, Suite 800, Atlanta (Fulton County), Georgia 30354-1356.

          (12) Financial Statements. The balance sheet dated September 30, 1994, and the related statements of income and changes in financial position of the Sublessee and its consolidated subsidiaries for the period then ended, have been prepared in accordance with GAAP and correctly present the Sublessee's financial condition as of such date and results of operations for such period (subject to changes resulting from year-end adjustments), and since September 30, 1994, there has been no Materially Adverse Change.

          (13) Section 1110. The Sublessee is a Section 1110 Person. At all times during the Term, the Sublessor shall be entitled to the benefits of
Section 1110 of the U.S. Bankruptcy Code, with respect to the Aircraft, in any case under Chapter 11 of the U.S. Bankruptcy Code in which the Sublessee is the debtor.

          (14) Subsidiaries; Stock Ownership. The Sublessee owns 100% of the outstanding stock of ASA Investments, Inc. and has no material stock or other equity investment in any other corporation, partnership, or other Person.

          (15) Investment Company Status. The Sublessee is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940.

           (b)      SUBLESSEE'S AGREEMENTS.  The Sublessee agrees that:

          (1) Corporate Existence. The Sublessee shall at all times maintain its corporate existence (except as permitted by Section 5(b)(2)) and its qualification to do business in such jurisdictions as shall be necessary for it to carry out the transactions contemplated by the Operative Documents. The Sublessee will do or cause to be done all things necessary to preserve and keep in full force and effect its status as a Section 1110 Person.

          (2) Merger, Sale, etc.; Change in Control. The Sublessee shall not consolidate with or merge into any other corporation, or sell, convey, transfer, or lease all or substantially all of its assets as an entirety to any Person, nor shall the Sublessee permit or suffer any Change in Control (defined below) to occur (and the occurrence of a prohibited Change in Control shall be an Event of Default whether or not the Sublessee has any power to prevent or otherwise affect it), unless:

                    (aa) the corporation formed by such consolidation or the person who acquires by conveyance, transfer, or lease all or substantially all of the Sublessee's assets as an entirety (the Successor) or the Sublessee, as applicable, (x) is a corporation organized and existing under the laws of the United States of America or any state or the District of Columbia, and (y) is a Section 1110 Person; and, in the case of such consolidation, sale, conveyance, transfer, or lease, the Successor (i) executes and delivers to the Sublessor an agreement, in form and substance satisfactory to the Sublessor, containing an assumption by the Successor of the due and punctual performance and observance of Sublessee's obligations under the Operative Documents, and (ii) makes such filings and recordings, including any filing or recording with the FAA pursuant to the Federal Aviation Act and any filing under the UCC, as are necessary to evidence such consolidation, merger, sale, conveyance, transfer, or lease with or to the Successor;

                    (bb) immediately after giving effect to such transaction, (x) no Default exists, and (y) the Successor's business, assets, operations, condition (financial or otherwise), and financial and other ability to perform its obligations under the Lease will not be adversely affected by such transaction in any material respect;

                    (cc) immediately after giving effect to such transaction and for at least 90 days thereafter, the Sublessee or the Successor (as applicable) shall maintain a minimum tangible net worth (in accordance with GAAP) of [ * ]; and

                    (dd) the Successor delivers to the Sublessor, upon consummation of such transaction, an officer's certificate stating that the conditions precedent set forth in clause(s) (aa), (bb), and
          (cc) have been complied with (except as to future maintenance of tangible net worth) and an opinion of counsel for the Successor, in form and substance satisfactory to the Sublessor, stating that the agreements entered into to effect such consolidation, merger, sale, conveyance, transfer, or lease and such assumption agreements have been duly authorized, executed, and delivered by the Successor and that they (and the Operative Documents so assumed) constitute legal, valid, and binding obligations of the Successor, enforceable in accordance with their terms (to the same extent as the Operative Documents so assumed were enforceable against the Sublessee immediately before such transaction); and that all conditions precedent which are legal in nature provided for in this Agreement and relating to such transaction have been fulfilled.

          Upon any such consolidation, conveyance, transfer, or lease, the Successor shall succeed to, shall be substituted for, and may exercise every right and power of the Sublessee under the Operative Documents to which the Sublessee is a party, with the same effect as if the Successor had been named as the Sublessee therein. No such conveyance, transfer, or lease shall have the effect of releasing the Sublessee (or any Successor) from its liability under the Operative Documents to which it is a party. Nothing in this Section 5(b)(2) shall permit any lease, sublease, or other arrangement for use, operation, or possession of any Item except in compliance with the applicable provisions of this Agreement.

          "Change in Control" means the acquisition by any Person (other than Delta Air Lines, Inc., directly or indirectly) or group (within the meaning of Rule 13d-5 under the Securities Exchange Act of 1934), or by two or more Persons acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) of either (i) 33-1/3% or more of the outstanding shares of voting stock of the Sublessee, or (ii) the power to direct or cause the direction of the management and policies of the Sublessee, whether through the ownership of voting securities, by contract, or otherwise. A reorganization of the Sublessee into a holding company structure, in which the Sublessee's shareholders' beneficial ownership (as so defined) of the Sublessee and its Affiliates immediately after the reorganization is identical to such beneficial ownership immediately before the reorganization, shall not by itself be a "Change in Control".

          (3) Relocation of UCC Office. The Sublessee will notify the Sublessor, no later than the relocation date, of any relocation of the Sublessee's chief executive office or chief place of business from its present location.

          (4)       Financial Statements.  The Sublessee shall furnish to the
Sublessor:

                    (aa) within 45 days after the end of each of the first three quarters in each fiscal year, consolidated statements of operations of the Sublessee and its consolidated subsidiaries for the period from the beginning of the then-current fiscal year to the end of such quarterly period, and balance sheets of the Sublessee and its consolidated subsidiaries, on a consolidated basis, as of the end of such quarter, prepared in accordance with GAAP and setting forth in each case in comparative form figures for the corresponding period in the preceding year, all in reasonable detail and certified by the Sublessee's chief financial officer, subject to changes resulting from year-end adjustments, and the Sublessee's Form 10-Q (or, if the Sublessee is not an SEC-reporting company because of having been reorganized into a subsidiary of a holding company, then such holding company's Form 10-Q) for such period;

                    (bb) within 90 days after the end of each fiscal year, consolidated statements of operations of the Sublessee and its consolidated subsidiaries, for such year, and the balance sheets of the Sublessee and its consolidated subsidiaries, on a consolidated basis, as of the end of such year, setting forth in each case in comparative form corresponding figures from the preceding annual audit, all in reasonable detail, and certified to the Sublessee by its independent certified public accountants and to the Sublessor by the Sublessee's chief financial officer, as presenting fairly the financial position and results of operations of the Sublessee and its consolidated subsidiaries and as having been prepared in accordance with GAAP, and the Sublessee's Form 10-K (or, if the Sublessee is not an SEC-reporting company because of having been reorganized into a subsidiary of a holding company, then such holding company's Form 10-K) for such period;

                    (cc) within two Business Days after any officer of the Sublessee obtains knowledge of any Default, an officer's certificate specifying its nature, the period of its existence, and what action the Sublessee proposes to take with respect to it; and

                    (dd) promptly upon request, such other data or information (financial or otherwise) regarding the Sublessee or any Item as the Sublessor from time to time reasonably requests.

Along with the Sublessee's delivery of the quarterly and annual financial statements required by this clause (4), the Sublessee shall furnish to the Sublessor a certificate of the Sublessee's chief financial officer certifying that, to the best of his or her knowledge, no Default exists (or, if a Default does exist, a statement as to its nature and the action that the Sublessee proposes to take with respect to it).

          (5)       Compliance with ERISA.

                    (aa) The Sublessee will, at all times, make all contributions that it is required to make to any employee benefit plan to which it is a party to meet the minimum funding standards for such employee benefit plan, as required by ERISA.

                    (bb) Within two Business Days after the occurrence of any event or circumstance, including any event which is classified as a "Reportable Event" under ERISA, in connection with any employee benefit plan to which it is a party, that might constitute grounds for termination of such an employee benefit plan by the Pension Benefit Guaranty Corporation or might result in the appointment of a trustee by a United States District Court under Section 4042 of ERISA to administer such employee benefit plan, the Sublessee will provide the Sublessor with an officer's certificate describing the event or circumstance, stating the reasons for any such action by the Pension Benefit Guaranty Corporation or a United States District Court, and specifying the action the Sublessee proposes to take with respect thereto.

           (c) SUBLESSOR'S REPRESENTATIONS AND WARRANTIES. The Sublessor represents and warrants that:

          (1) Acquisition for Investment. The Sublessor is acquiring its interest in the Aircraft for its own account for investment and not with a view to, or for the sale in connection with, any distribution thereof in a manner which would subject such interest to registration under the Securities Act.

          (2) Due Organization. The Sublessor is a corporation duly organized and validly existing in good standing under the laws of Delaware, and has the power and authority to enter into, and per form its obligations under, each Operative Document to which it is a party.

          (3) Due Authorization; Enforceability; No Violation. Each Operative Document to which the Sublessor is a party has been, and the Sublease Supplement (when executed and delivered by the Sublessor) will be, duly authorized, executed, and delivered by the Sublessor and, assuming due authorization, execution, and delivery by the other parties thereto, is (or, as to the Sublease Supplement, when executed and delivered by the Sublessor will
be) a legal, valid, and binding obligation of the Sublessor, enforceable against the Sublessor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, or similar laws affecting enforcement of creditors' rights generally and by general principles of equity. The Sublessor's execution, delivery, and performance of each Operative Document to which it is or is to be a party are not and will not be inconsistent with its certificate of incorporation or by-laws, do not and will not contravene any existing law, governmental rule or regulation, judgment, or order applicable to or binding on the Sublessor, and do not and will not contravene any provision of, or constitute a default or result in the creation of any Lessor Lien under, any indenture, mortgage, contract, or other instrument to which the Sublessor is a party or by which it or any of its properties is bound, and do not and will not require the consent or approval of its stockholders or any trustee or holders of any indebtedness or obligations of the Sublessor, except such as have been duly obtained.

          (4)       No Lessor Liens.  No Lessor Liens exist on the Aircraft.

          (5) Litigation. There are no actions, suits or proceedings pending, or to its knowledge threatened, against the Sublessor in any court or before any governmental authority which will materially adversely affect its ability to enter into or perform its obligations under the Operative Documents to which it is a party.

          (6) Compliance. The Sublessor is not in default under any indenture, mortgage, or other agreement or instrument to which the Sublessor is a party or by which it or any of its properties is bound; nor is the Sublessor in violation of any law, order, injunction, decree, rule, or regulation applicable to the Sublessor of any court or administrative body, which violation may be expected to have a materially adverse effect on the Sublessee's ability to receive full performance of the Sublessor's obligations under the Operative Documents.

          (7) ERISA. No part of the funds used by it to acquire its interests in the Aircraft constitutes "assets" of any "employee benefit plan" or "related trust", all within the meaning of ERISA.

          (8) Title to Leased Items. On the Closing Date, (i) the Sublessor will receive all such rights to the Aircraft as are necessary for Sublessor's performance under this Sublease, and (ii) the Aircraft shall be free of Lessor Liens.

          (9) Stipulated Loss Value. The Stipulated Loss Value under this Sublease shall not exceed the "Stipulated Loss Value" under the Lease except for any differences arising from the amortization of transaction expenses over [ * ] years in this Sublease rather than over fifteen years in the Lease.

          (10) Performance Under Lease. The Sublessor will not breach any of its obligations under the Lease in a manner that would cause damage to the Sublessee.

           (d)      SUBLESSOR'S AGREEMENTS.  The Sublessor agrees that:

          (1) Discharge of Liens. The Sublessor will, at its own cost and expense, promptly take such action as is necessary to discharge any Lessor Lien to the extent attributable to it on any part of the Aircraft; provided, that the Sublessor may in good faith and with the Sublessee's consent, which shall not be unreasonably withheld, by appropriate proceedings contest claims or charges resulting in any such Lien as long as such contest does not involve any material danger of the sale, forfeiture, loss, or loss of use of any Item or any interest therein; and the Sublessor shall indemnify and hold harmless the Sublessee from and against any loss, cost, expense, or damages (excluding consequential damages) that the Sublessee suffers as the result of the Sublessor's failure to discharge and satisfy any such Lessor Lien.

          (2) Transfer of Interests. Except in connection with an exercise of remedies following an Event of Default, the Sublessor shall not (a) assign, convey, or otherwise transfer all or any part of its interest in the Aircraft, or (b) sell or otherwise transfer all or substantially all of its assets and business, except (in the case of clause (a) or (b)) (i) as required by this Sublease, or (ii) with the Sublessee's consent, which shall not be unreasonably withheld, to another Person. Any such transferee, by an instrument in writing delivered to the Sublessee, must (aa) expressly assume all the obligations and liabilities of the Sublessor under the Operative Documents (to the extent relating to the interest transferred), (bb) make the representations and warranties of the transferor the Sublessor set forth herein, and (cc) be (1) a "citizen of the United States" within the meaning of Section 101(16) of the Federal Aviation Act, or (2) an Affiliate of the Sublessor or ATR, if that Affiliate is a U.S. corporation meeting the requirements of Section 501(b)(1)(A)(ii) of the Federal Aviation Act. If any tax loss is incurred as a result of a transfer under this Section 5(d)(2), as between Sublessee and Sublessor, Sublessor shall be responsible for such tax loss.

          (3) Business Activity. The Sublessor will not engage in any business or activity other than the carrying out of (i) the transactions contemplated by the Operative Documents and (ii) the transactions contemplated by the Related Subleases and the operative documents relating to the Related Subleases.

          (4) Further Assurances. The Sublessor will promptly and duly execute and deliver such further documents and assurances and take such further action as from time to time is reasonably requested in order to carry out more effectively the intent and purpose of this Sublease and the transactions contemplated hereby, and to establish and protect the rights and remedies created or intended to be created by the Operative Documents.

           6.       CONDITIONS PRECEDENT.

          The Sublessor's and the Sublessee's obligations to execute and deliver the Sublease Supplement are subject to the fulfillment to the reasonable satisfaction of each of the following conditions precedent (except that conditions (5) through (9) shall not be prerequisite to the Sublessor's obligation and conditions (1), (2), and (3) shall not be prerequisite to the Sublessee's obligation):

          (1) Sublessee's Secretary's Certificate. The Sublessor and ATR shall have received a copy of resolutions of the Sublessee's board of directors authorizing the Sublessee to execute, deliver, and perform its obligations under the Operative Documents, certified by an authorized officer of the Sublessee, together with an incumbency certificate as to the person(s) authorized to execute and deliver such documents.

          (2) Sublessee's Officer's Certificate. The Sublessee's representations and warranties in Section 5 shall be true and correct in all material respects on the Closing Date with the same effect as though made on the Closing Date, no Default shall exist, and no Event of Loss, or event or condition that after the giving of notice or lapse of time or both would mature into an Event of Loss, shall have occurred, and the Sublessor and ATR shall have received a certificate from an officer of the Sublessee, dated the Closing Date, satisfactory in form and substance to each of them to such effect.

          (3) Opinion of Sublessee's Counsel. The Sublessor and ATR shall have received a favorable opinion of Sublessee's Counsel, dated the Closing Date, addressed to it and reasonably satisfactory in form and scope to each of them, as to Section 5(a)(1), (2), (3), (4), (6), (13), (14), and (15).

          (4) Change in Law. No change shall have occurred in any applicable law, rule, or regulation or any interpretation thereof on or before the Closing Date which would make it illegal for the Sublessor, the Sublessee, or ATR to participate in any of the transactions contemplated by the Operative Documents.

          (5) Sublessor's Secretary's Certificate. The Sublessee shall have received a copy of resolutions of the Sublessor's board of directors authorizing the Sublessor to execute, deliver, and perform its obligations under the Operative Documents, certified by an authorized officer of the Sublessor, together with an incumbency certificate as to the person(s) authorized to execute and deliver such documents.

          (6) Sublessor's Certificate. The Sublessor's representations and warranties in Section 5(c) shall be true and correct in all material respects on the Closing Date with the same effect as though made on the Closing Date, and the Sublessee shall have received a certificate from the Sublessor, dated the Closing Date, to such effect.

          (7) Opinion of Sublessor's Counsel. The Sublessee shall have received a favorable opinion of Troutman Sanders, dated that Closing Date, addressed to the Sublessee and reasonably satisfactory to the Sublessee in form and scope, as to Section 5(c) (2), (3), (5), (6) and (8)(i).

          (8) ATR Certificate. The Sublessor and the Sublessee shall have received a certificate evidencing ATR's authority to execute, deliver, and perform its obligations under the Operative Documents, certifying as to the person(s) authorized to execute and deliver such documents, and certifying the lack of violation of law or other ATR agreements.

          (9)       ATR Opinion.   The Sublessor and the Sublessee shall have
received favorable opinions of Clifford Chance and Troutman Sanders, dated the Closing Date, addressed to each of them and reasonably satisfactory in form and scope to each of them, to the effect that (in reliance on ATR's certificate(s)) [ * ] has been duly authorized, executed, and delivered by ATR and is the legal, valid, and binding obligation of ATR, enforceable against ATR in accordance with its terms.

          (10) Operative Documents. The Sublessor, ATR, and the Sublessee shall have received executed copies, or sets of executed counterparts thereof, of:

          (a)       this Sublease Agreement,

          (b)       the Sublease Supplement,

          (c)        [  *  ],

          (d)       the Sublease Tax Indemnity Agreement,

          (e)       the Purchase Agreement Assignment, and

          (f)       the Nondisturbance Agreement.

All the foregoing documents shall have been duly authorized, executed, and delivered by the parties thereto and shall be in full force and effect on the Closing Date, and the Sublessor, ATR, and the Sublessee shall have received such evidence as to such authorization, execution, and delivery as they reasonably request.

          (11) FAA Opinion. The Sublessor, ATR, and the Sublessee shall have received a favorable opinion of Crowe & Dunlevy, dated the Closing Date, addressed to each of them and satisfactory in form and scope to each such party, to the effect that:

                    (a) the FAA Bill of Sale, the Lease (including the Lease Supplement thereto), the Mortgage (including the Mortgage Supplement thereto), the Trust Agreement, and this Sublease (including the Sublease Supplement) are in due form for recording pursuant to the Federal Aviation Act, and were duly filed with the FAA on the Closing Date;

                    (b) the FAA Registration Application in the name of the Lessor for the Aircraft is in due form for filing and was duly filed with the FAA on the Closing Date, and all instruments necessary to cause the FAA to issue to the Lessor in due course a certificate of aircraft registration for the Aircraft have been duly filed with the FAA;

                    (c) the Lessor has good and marketable title to the Airframe, and the Airframe, Engines, and Propellers are free and clear of all Liens except (i) Liens created by the Mortgage, the Lease, and the Sublease, and (ii) Liens created by documents filed for recordation pursuant to the Federal Aviation Act but not shown on indices of filed but unrecorded documents available to such counsel before filing the documents referred to in subclause (a) above; and

                    (d) except for the filings described in subclauses (a) and (b) above, no filing or recording of any document or instrument referred to in those subclauses or any other document or instrument is necessary or desirable to establish and perfect the ownership interest of the Lessor in the Aircraft in any other place within the United States.

          (12) Insurance Reports. The Sublessor and ATR shall have received (a) an insurance report of an independent aircraft insurance broker, dated the Closing Date, reasonably acceptable to the Sublessor, and the certificates of insurance, in form and substance reasonably satisfactory to each of them, as to the due compliance with the terms of this Sublease relating to insurance, and (b) a certificate signed by an independent aircraft insurance broker, dated the Closing Date, certifying that the insurance carried and maintained on the Aircraft complies with the terms of the Lease.

          (13) Financing Completed. The conditions set forth in Section 10 of the Participation Agreement shall have been met and the closing contemplated thereby shall have been accomplished.

          (14) Miscellaneous. The Sublessor, the Sublessee, and ATR shall have received such other documents, certificates, and opinions as they reasonably request.

          Each opinion of counsel delivered pursuant to this Section 6 may be subject to appropriate qualifications, assumptions, exceptions, and limitations of the type described in the Legal Opinion Accord of the American Bar Association's Section of Business Law (1991).

           7.       RETURN OF AIRCRAFT.

           (a) TIME AND PLACE. Unless the Aircraft is purchased by the Sublessee pursuant to Section 20, at the expiration of the Term or upon termination or cancellation of this Sublease pursuant to Section 3(f) or 18, the Sublessee, at its own risk and expense, shall return the Aircraft to the Sublessor. The Sublessee shall return the Aircraft by delivering it to the Sublessor in Macon, Georgia or Texarkana, Texas (if redelivery is made following the expiration of the Term on the Termination Date), in Atlanta, Georgia (if redelivery is made following any other expiration, termination, or cancellation of the Term), or at any other location within the continental United States at which the Aircraft can be landed safely and at which appropriate storage and maintenance facilities are available and which the Sublessor shall designate to the Sublessee. At the time of such return, the Airframe shall be fully equipped with two Engines and two Propellers (or Replacement Engines or Replacement Propellers) duly installed thereon, and fully equipped with all other equipment installed therein and thereon when originally delivered to the Sublessee by ATR (or replacements therefor made in accordance with the provisions of this Sublease). All Engines and Propellers on the Airframe shall be engines and propellers of the same make, model, and configuration.

          The Sublessee shall make the Aircraft available to the Sublessor or its designee, at a mutually-acceptable time within the seven-day period before its return, for ground inspection and a test flight of up to 90 minutes, at the Sublessor's expense. The Sublessee shall conduct each such test flight using such test flight procedures as the Sublessor or its designee reasonably designates. Up to two persons designated by the Sublessor or its designee may participate in the test flight as observers. If such test flight demonstrates that the Aircraft is not airworthy, reveals a defect in any system or component, or demonstrates that the Aircraft does not comply with the provisions of this Section 7 in any material respect, then the Sublessor or its designee shall be entitled to such additional test flights at the Sublessee's expense as shall be reasonably required by the Sublessor or its designee to demonstrate correction of the defect and compliance with the provisions of this Section 7.

           (b)      CONDITION OF THE AIRCRAFT. [  *  ]

 [  *  ]

 [  *  ]





          At the time of such return, the Sublessee and any Permitted Sub-Sublessee shall be current on its maintenance program, without temporary extensions for convenience. If the Sublessee or any Permitted Sub-Sublessee is granted any variances or extensions with respect to any airworthiness directives or if the Sublessee's or any Permitted Sub-Sublessee's maintenance program permits carryover or deferral of maintenance items, performance of which would, absent such deferral or carryover, have otherwise been required thereby, then the Sublessee shall cause all such items to be performed before redelivering the Aircraft to the Sublessor or its designee.

           (c) RETURN OF REPLACEMENT ENGINES OR PROPELLERS. If any Replacement Engine or Replacement Propeller not owned by the Lessor is installed on or accompanies the Airframe when returned as set forth in Section 7(a), then concurrently with such delivery, the Sublessee shall furnish the Sublessor with a full warranty bill of sale, in form and substance reasonably satisfactory to the Sublessor and the Lessor, in favor of the Lessor, for each such Replacement Engine or Replacement Propeller and with a written opinion of counsel reasonably acceptable to the Sublessor and the Lessor, in form and substance reasonably satisfactory to the Lessor, to the effect that, upon such return, the Lessor will acquire good title to such Replacement Engine or Replacement Propeller, free and clear of all Liens (except Lessor Liens), and the Sublessee shall take such other action as the Sublessor or the Lessor shall reasonably request in order that such Replacement Engine or Replacement Propeller be duly and properly titled in the name of the Lessor. Thereupon, unless an Event of Default shall exist, the Lessor shall transfer to the Sublessee, "as is, where is, and with all faults", without recourse or warranty, express or implied (except as to the absence of Lessor Liens), all right, title, and interest in and to an Engine or Propeller not installed on the Airframe at the time of its return. The Sublessee shall be responsible for any transfer taxes resulting from such transfer.

           (d) AIRWORTHINESS DIRECTIVES. Upon the return of the Aircraft, all modifications, maintenance, repairs, or other actions required by FAA airworthiness directives ("ADs") and amendments or changes to the Federal Aviation Regulations as applicable to the Aircraft or its systems, Engines, Propellers, and components shall be accomplished in compliance with the issuing agency's specific instructions without regard to any waiver or operator exemptions delaying compliance with such ADs or Federal Aviation Regulations. The Sublessee shall have completed terminating compliance of all ADs that require terminating compliance within the six-month period after the end of the Term.

           (e) DEFERRED MAINTENANCE. There shall be no open, outstanding, or deferred maintenance items, scheduled or unscheduled, against the Aircraft, including those identified in pre-delivery inspections or test flights.

           (f) CORROSION. The Sublessee shall maintain corrosion control through a maintenance program approved by the FAA and shall provide a summary of a specific corrosion correction of the Aircraft. Without limiting the foregoing, the Aircraft shall have been maintained by cleaning and treating all mild and moderate corrosion and correcting all severe or exfoliate corrosion, to the extent required by (and all such cleaning, treating, and correcting to be in accordance with) the maintenance program required under Section
12(b)(i).

           (g) AIRCRAFT PHYSICAL CONDITION. The Aircraft shall be complete and function and perform per the manufacturer's specifications (normal wear and tear excepted). Discrepancies noted during the pre-return inspections and acceptance flights shall be corrected in accordance with the manufacturer's manuals.

           (h) MANUALS; ACCESSORIES; STORAGE. All records necessary and required by the FAA to certify and place the Aircraft on an FAA-approved maintenance program shall be delivered with the Aircraft. These records shall be all-inclusive as to the Aircraft, Airframe, Engines, Propellers, components, rotables, and assemblies and, at a minimum, shall extend to include all activities associated with each of the last-completed maintenance checks, repairs, scheduled inspections and functional tests, and overhauls performed under the Sublessee's or any Sub-Sublessee's approved maintenance programs.
All components and assemblies identified with safe-life limits shall be identified with their service histories, accumulated cycles or flight hours, as applicable, and remaining service lives on a separate listing. All components and assemblies which are identified on the maintenance records by part numbers and serial numbers other than the manufacturer's shall be provided with interchange or cross-reference listing necessary to establish complete traceability. All documentation, flight, and maintenance records as specified by Federal Aviation Regulations 91.173, 91.174, and each paragraph of 121.380 which normally accompany the transfer of an aircraft which has been operating in regulated commercial air service, shall be delivered to the Sublessor or its designee with the Aircraft. All documentation and records shall be made available to the Sublessor or its designee for review at a central location at least 20 days before the agreed date of Aircraft delivery to the Sublessor or its designee.

          The Sublessee shall deliver to the Sublessor all emergency equipment required by the FAA to be installed on the Aircraft (including life vests or other flotation devices, flashlights, portable oxygen bottles, fire extinguishers, slide rafts, and medical and first aid kits (excluding drugs therein)).

          Upon the Sublessor's request given to the Sublessee not later than three Business Days before the end of the Term, the Sublessee will provide up to 14 days' free storage for the Aircraft. During such period of free storage, the Sublessee will, if requested by the Sublessor at the time storage is requested, arrange for insurance and maintenance for the Aircraft at the Sublessor's cost and expense.

           (i) OPTION TO BUY REMOVABLE IMPROVEMENTS. At least 30 days before return, the Sublessee shall notify the Sublessor of all Removable Improvements which have been used by the Sublessee during the Term and which the Sublessee has removed or intends to remove from the Aircraft as permitted by Section 12(e). The Sublessor may, at its option, upon written notice to the Sublessee, purchase any or all Removable Improvements upon the expiration of the Term at their then Fair Market Value to the Sublessee.

           (j) AID IN DISPOSITION. The Sublessee agrees, during the last six months of the Term (and during the storage period described in Section 7(h)), to provide such information with respect to the Aircraft as is reasonably requested by the Sublessor in furtherance of the Sublessor's or the Lessor's efforts to sell the Aircraft upon expiration of the Term; provided, that nothing in this paragraph shall require the Sublessee to take any action or to permit or suffer any action which shall interfere with the Sublessee's use of the Aircraft.

           8. DISCLAIMER OF WARRANTIES, ETC. THE SUBLESSOR SUBLEASES AND THE SUBLESSEE EXPRESSLY AGREES TO SUBLEASE THE AIRCRAFT AND EACH PART THEREOF "AS IS". THE SUBLESSEE HAS SELECTED THE AIRCRAFT AND THE MANUFACTURERS THEREOF (AND EACH PORTION OF THE AIRCRAFT) AND ALL MAINTENANCE FACILITIES REQUIRED FOR THE AIRCRAFT. THE SUBLESSEE ACKNOWLEDGES THAT NEITHER THE SUBLESSOR NOR THE LESSOR, THE OWNER PARTICIPANT, OR ANY LOAN PARTICIPANT HAS MADE, NOR SHALL ANY OF THEM BE DEEMED TO HAVE MADE, AND EACH OF THEM IS HEREBY DEEMED TO HAVE EXPRESSLY DISCLAIMED, ANY REPRESENTATION, WARRANTY, OR DUTY, EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER IN RESPECT OF THE DESIGN, DURABILITY, CONDITION, MERCHANTABILITY, FITNESS FOR ANY PARTICULAR PURPOSE, QUALITY OF MATERIAL OR WORKMANSHIP, VALUE, AIRWORTHINESS, OR CONFORMITY TO THE PROVISIONS AND SPECIFICATIONS OF ANY PURCHASE AGREEMENT OF THE AIRCRAFT, THE AIRFRAME, ANY ENGINE, ANY PROPELLER, OR ANY PART, AS TO THE ABSENCE OF LATENT DEFECTS, WHETHER OR NOT DISCOVERABLE, AS TO THE ABSENCE OF ANY INFRINGEMENT OF ANY PATENT, TRADEMARK, OR COPYRIGHT, OR AS TO THE ABSENCE OF OBLIGATIONS BASED ON STRICT LIABILITY IN TORT, OR (EXCEPT AS EXPRESSLY SET FORTH HEREIN) ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE AIRCRAFT OR ANY PART THEREOF, NOR SHALL THE SUBLESSOR, THE LESSOR, THE OWNER PARTICIPANT, THE LOAN TRUSTEE, OR ANY LOAN PARTICIPANT BE LIABLE FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES (WHETHER ALLEGED ON THE BASIS OF WARRANTY, NEGLIGENCE, OR STRICT OR ABSOLUTE LIABILITY IN TORT) IN RESPECT THEREOF, IT BEING AGREED THAT NONE OF SUCH PERSONS SHALL HAVE ANY RESPONSIBILITY OR LIABILITY WITH RESPECT TO ANY OF THE FOREGOING MATTERS AND THAT ALL RISKS OF ANY NATURE INCIDENT

THERETO ARE TO BE BORNE BY THE SUBLESSEE. NOTHING HEREIN SHALL LIMIT SUBLESSEE'S RIGHTS AGAINST ATR, AS MANUFACTURER OF THE AIRCRAFT.

           9.       OWNERSHIP; RIGHTS OF THE SUBLESSEE.

          The Aircraft is and shall at all times remain the sole and exclusive property of the Lessor, and the Sublessor shall have a leasehold interest therein. The only interest the Sublessee shall have in the Aircraft is that of a lessee hereunder. During the Term, so long as no Event of Default exists, the Sublessee shall have peaceful and quiet possession, use, and enjoyment of the Aircraft hereunder; provided, that the foregoing shall not modify the Sublessee's obligations pursuant to Section 4, which are absolute and unconditional; provided, further, that the Sublessor shall not be responsible for the actions of any Person (other than itself and its agents) who interrupts in any manner the Sublessee's use of the Aircraft.

           10.      LIENS.

          The Sublessee shall not directly or indirectly create, incur, assume, or suffer to exist any Lien on or with respect to any Item or Part, the Lessor's title thereto, or any interest of the Sublessor, the Owner Participant, any Loan Participant, or the Loan Trustee therein or in this Sublease, except: (i) the rights of the Sublessor, the Lessor, the Owner Participant, the Loan Trustee, the Loan Participants, and the Sublessee as contemplated by the Operative Documents, (ii) the rights of others under agreements or arrangements to the extent expressly permitted by the terms of
Section 12(f) and 16, (iii) Lessor Liens, (iv) Liens for taxes either not yet due or being contested by the Sublessee in good faith with due diligence and by appropriate proceedings so long as there is no danger of sale, forfeiture, loss, or loss of use of any Item, (v) inchoate materialmen's, mechanics', worker's, repairer's, employees', or other like Liens arising in the ordinary course of business and for amounts the payment of which is not yet due, (vi) any Lien arising out of any judgment or award with respect to which at the time an appeal or proceeding for review is being prosecuted in good faith by appropriate proceedings diligently conducted and with respect to which there shall have been secured a stay of execution pending such appeal or proceeding for review, and (vii) any Lien against which the Sublessee provides a bond in such amount and under such terms and conditions (including identity of bonding company) as are reasonably satisfactory to the Sublessor. The Sublessee will promptly, at its own expense, take or cause to be taken such action as may be necessary to discharge any Lien which is not permitted by the provisions of this Section 10.

           11.      TAXES.

          The Sublessee and the Sublessor hereby assume the obligations set forth in the Sublease Tax Indemnity Agreement.

           12. REGISTRATION; MAINTENANCE; RECORDS; COMPLIANCE AND USE; REPLACEMENT PARTS; IMPROVEMENTS; POOLING OF PARTS; INSIGNIA.

           (a) REGISTRATION. The Sublessee, at its own cost and expense, shall cause the Aircraft to be duly registered, at all times (except to the extent that such registration is prevented by the legal status of the Lessor or the Owner Participant) from and after the Closing Date, in the United States in the Lessor's name under the Federal Aviation Act, shall not register the Aircraft under the laws of any jurisdiction other than the United States, and shall promptly produce to the Sublessor true copies of all applications made by the Sublessee in relation to the Aircraft, of all certificates of registration issued pursuant to such applications, and of all notifications given pursuant to such registration (including notification of changes in the Sublessee's (or any Permitted Sub-Sublessee's) FAA-approved maintenance program), and shall not do or permit to be done any act which might cause the Aircraft to be ineligible for such registration.

           (b) MAINTENANCE; RECORDS. The Sublessee shall maintain, inspect, service, repair, overhaul, and test the Airframe, each Engine, and each Propeller (i) in accordance with an FAA-approved part 121 program, (ii) so as to keep the Airframe, each Engine, and each Propeller in good operating condition, and airworthy in every respect, (iii) in the same manner and with the same care as used by the Sublessee with respect to similar aircraft owned and operated by the Sublessee, and (iv) so as to comply with the FAA's rules and regulations and all mandatory and "alert" (or similar) service bulletins of Airframe, Engine, and Propeller manufacturers, and so as to maintain in full force and effect all manufacturers' warranties, and in such manner as to keep the Aircraft in such operating condition as may be necessary to enable all certificates, licenses, permits, and authorizations required for the use of each Item and Part, including the airworthiness certification for the Aircraft, to be maintained in good standing at all times under the Federal Aviation Act and the FAA's rules and regulations, except to the extent that the Sublessee is contesting in good faith the validity, applicability, or alleged violation of such rule or regulation in any reasonable manner which does not involve any material risk of sale, forfeiture, loss, or loss of use of any Item (but no such contest shall be continuing on the last day of the Term). The Sublessee shall not (and shall not permit any sub-sublessee to) discriminate against any
Item in its use, operation, or maintenance, as compared to other airframes, engines, or propellers owned and operated by the Sublessee (or such sub-sublessee), in contemplation of the expiration or termination of this Sublease or the relevant sub-sublease (other than withdrawing such Item from use and operation as necessary to prepare such Item for return to the Sublessor upon expiration or termination). The Sublessee shall maintain, in English, all records, logs, and other materials required by the FAA (or any other governmental body having jurisdiction) to be maintained in respect of each Item; and the Sublessee shall prepare for the Sublessor or the Lessor, and file, any reports required by any governmental authority as a result of the Sublessor's or the Lessor's interest in the Aircraft. All manuals and technical records delivered to the Sublessee shall be maintained in their original paper form. All other manuals and technical records shall be maintained in such form as the Sublessee is required to maintain them under the Sublessee's maintenance program. The manuals and technical records (including all original paper versions thereof) shall be the property of the

Sublessor, and at the end of the Term or upon the repossession of the Aircraft pursuant to Section 18, the Sublessee shall deliver the manuals and technical records to the Sublessor.

           (c) COMPLIANCE AND USE. The Sublessee shall not permit any Item to be maintained, operated, or used in violation of any law or any rule, regulation, treaty, statute, or order of any government or governmental authority having jurisdiction, domestic or foreign, or in violation of any airworthiness certificate, license, or registration relating to any Item issued by any such authority, except while the Sublessee in good faith contests the validity, application, or alleged violation thereof in any reasonable manner which does not adversely affect the Sublessor's, the Lessor's, or the Loan Trustee's interests in any Item (but no such contest shall be continuing on the last day of the Term). If any such law, rule, regulation, treaty, statute, order, certificate, license, or registration requires alteration of any Item, the Sublessee shall conform thereto, or obtain conformance therewith, at no expense to the Sublessor, and shall maintain each Item in proper operating condition thereunder. The Sublessee agrees not to operate or locate any Item, or suffer any Item to be operated or located, outside of the United States except over international waters and except in a country which has ratified the Convention on International Recognition of Rights in Aircraft (Geneva, 1948) (Geneva Convention) or which is a member of the British Commonwealth (excluding in either case any country that does not at that time maintain full diplomatic relations with the United States and Canada). Throughout the Term, the possession, use, and maintenance of each Item shall be at the Sublessee's sole risk and expense. The Sublessee shall not permit any Item to be operated, used, or located in any declared war zone or in any area which is an area of recognized hostilities (except to leave such a zone or area).

           (d) REPLACEMENT PARTS. Except as otherwise provided in Section 12(e), the Sublessee shall promptly replace all Parts which become worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair, or permanently rendered unfit for use for any reason whatsoever (such substituted parts being "Replacement Parts"). In addition, in the ordinary course of maintenance, overhaul, or testing, the Sublessee may remove any Parts, whether or not worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair, or permanently rendered unfit for use, provided that the Sublessee simultaneously replaces such Parts. All Replacement Parts shall be free and clear of all Liens (except for pooling arrangements to the extent permitted by Section 12(f)) and, except on a temporary basis for emergency repairs, shall have a value, utility, performance, efficiency, and remaining useful life at least equal to the Parts replaced (and in any event shall be in good operating condition). All Parts at any time removed from any Item shall remain the property of the Lessor, no matter where located, until they have been replaced by Replacement Parts which have been incorporated in such Item and which meet the requirements for Replacement Parts specified above. Immediately upon any Replacement Part's becoming incorporated in such Item as above provided, without further act, (i) title to the removed Part shall vest in the Sublessee, free and clear of all rights of the Sublessor, the Lessor, or the Loan Trustee, and such Replacement Part shall no longer be a "Part" hereunder, (ii) title to such replaced Part shall vest in the Lessor, subject only to a pooling arrangement to the extent permitted by Section 12(f), and (iii) such Replacement Part shall become subject to this Sublease and shall be part of the pertinent Item.

           (e) IMPROVEMENTS. The Sublessee, at its sole expense, shall incorporate in each Item any accessory, equipment, or device, or make any improvement, modification, alteration, or addition thereto (any such accessory, equipment, device, improvement, modification, alteration, or addition being an "Improvement"), as is required from time to time to meet the standards of the FAA or any other governmental authority having jurisdiction and any mandatory or "alert" (or similar) bulletin of any Airframe, Engine, or Propeller manufacturer. In addition, the Sublessee may from time to time install any Improvement as the Sublessee deems desirable in the proper conduct of its business, provided that no such Improvement diminishes the value, utility, performance, efficiency, remaining useful life, condition, or airworthiness of any Item below the value, utility, performance, efficiency, remaining useful life, condition, or airworthiness that it would have had if that Improvement had not been made. Title to all Improvements (other than Removable Improvements) shall, without further act, vest in the Lessor.

          Unless a Payment/Bankruptcy Default exists, any Improvement that (i) is in addition to, and not in replacement of or in substitution for, any Part originally incorporated in any Item or any Replacement Part, (ii) is not required to be incorporated in or added to any Item pursuant to the terms of
Section 12(a), (b), or (c), or the first sentence of this Section 12(e), and
(iii) can be removed from such Item without diminishing the value, utility, performance, efficiency, remaining useful life, condition, or airworthiness that such Item would have had at such time had such Improvement not been made (a "Removable Improvement") shall not become an accession to that Item or be subject to the Lien of the Mortgage. Unless a Payment/Bankruptcy Default exists, at or before the time that the Aircraft is returned to the Sublessor, the Sublessee may remove any Removable Improvement and shall repair any damage to the Aircraft resulting from the installation or removal of such Removable Improvement so as to restore the Aircraft to the value, utility, performance, efficiency, remaining useful life, condition, and airworthiness that it would have had at such time had such Removable Improvement not been made. Any Removable Improvement not so removed by the Sublessee before the time of the required return of the Aircraft shall, at such time, become the property of the Lessor and (if any Loan Certificate is then outstanding) be subject to the Lien of the Mortgage without further action by the parties hereto.

          The Sublessor represents and warrants to Sublessee that, in the Lease, the Lessor has agreed as follows: If any Removable Improvement is owned by any third party or is subject to a conditional sales contract or other security interest, then the Lessor agrees for the benefit of any such owner, conditional vendor, or secured party that the Lessor will not acquire or claim, as against such owner, conditional vendor, or secured party, any right, title, or interest in any such Removable Improvement as the result of its installation on the Airframe, an Engine, or a Propeller; provided, that the Lessor's agreements in this sentence shall be ineffective unless such owner, conditional vendor, or secured party agrees in writing and in a legally enforceable manner
(i) not to acquire or claim, as against the Lessor, any right, title, or interest in the Airframe, any Engine, or any Propeller by reason of the installation of such Removable Improvement thereon, and (ii) promptly, after notice, to remove such Removable Improvement if the Lessor declares the Lease to be in default.

           (f) POOLING OF PARTS. Any Part removed from the Airframe, an Engine, or a Propeller as provided in Section 12(d) may be subjected to a normal pooling arrangement customary in the United States airline industry entered into in the ordinary course of the Sublessee's business with Permitted Air Carriers, provided that a Replacement Part is incorporated in that Item in accordance with Section 12(d) upon the removal of the removed Part. In addition, any Replacement Part when incorporated in an Item in accordance with
Section 12(d) may be owned by a Permitted Air Carrier or a lessor to a Permitted Air Carrier subject to such a normal pooling arrangement, provided that the Sublessee, at its expense, as promptly thereafter as possible, either
(i) causes title to such Replacement Part to vest in the Lessor in accordance with Section 12(d) by acquiring title thereto for the benefit of, and transferring such title to, the Lessor free and clear of all Liens, or (ii) replaces such Replacement Part by incorporating in such Item a further Replacement Part owned by the Sublessee free and clear of all Liens and by causing title to such further Replacement Part to vest in the Lessor in accordance with Section 12(d).

           (g) INSIGNIA. The Sublessee shall (i) cause each Item to be kept numbered with the identification or serial numbers therefor as specified in the Equipment Schedule, and (ii) as promptly as practicable (and in any event within 30 days after the Closing Date), affix and maintain in the Airframe adjacent to and not less prominent than the airworthiness certificate, and on each Engine in a prominent location, a durable nameplate bearing the following legend:

          This Aircraft is subject to a security interest in favor of Shawmut Bank Connecticut, National Association (as loan trustee) and is leased from First Security Bank of Utah, N.A. (as owner trustee). This Aircraft is subleased from Antoine Finance Corporation.

and such other markings as from time to time are required by law or otherwise deemed desirable by the Sublessor, the Lessor, or the Loan Trustee in order to protect the Lessor's title to the Aircraft, the Sublessor's rights under this Sublease, and the Loan Trustee's rights with respect to the Aircraft. The Sublessee shall promptly replace any such nameplate marking which has been removed, defaced, or destroyed. Except as provided in this Section 12(g), the Sublessee will not allow the name of any Person to be placed on any Item as a designation that might reasonably be interpreted as a claim of ownership; provided, that nothing in this Section 12(g) prohibits the Sublessee from placing appropriate marks (including its customary colors and insignia, or those of Delta Air Lines) on any Item.

           13.      INSPECTION.

          At all reasonable times during the Term the Sublessor, the Lessor, the Owner Participant, the Loan Trustee, or any Loan Participant (and any agent or authorized representative of the foregoing) may, at its own expense (or at the Sublessee's expense if an Event of Default or a maintenance Default or a Payment/Bankruptcy Default exists at the time), inspect any Item and inspect and copy the books and records of the Sublessee and any sub-sublessee relative thereto, provided that, unless an Event of Default, maintenance Default, or Payment/Bankruptcy Default exists at the time, such inspection shall not unreasonably interfere with the Sublessee's operation (including any scheduled flight) and maintenance. Upon the Sublessor's request, the Sublessee shall provide the Sublessor with a list of the anticipated dates of any scheduled major maintenance checks (including any C or D check) within the six-month period following each such request.

          Upon the request of the Sublessor, the Lessor, the Owner Participant, the Loan Trustee, or any Loan Participant, the Sublessee shall confirm the Sublessee's or any Permitted Sub-Sublessee's schedule for heavy maintenance checks, and such requesting party (or its agents or authorized representatives) may be present at such maintenance checks. Upon the request of any of the foregoing Persons, the Sublessee shall confirm the location of each Item and shall, at any reasonable time, make each Item and all books and records relative thereto available to such requesting party (or its agents or authorized representative(s) for inspection and copying. None of the foregoing Persons shall have any duty to make any such inspection, nor shall any of them incur any liability or obligation by reason of not making any such inspection.

           14.      LOSS OR DESTRUCTION; REQUISITION OF USE.

           (a) EVENT OF LOSS TO THE AIRFRAME. If an Event of Loss occurs to the Airframe, the Sublessee shall within 15 days after such occurrence give to the Sublessor, the Lessor, and the Loan Trustee written notice of such Event of Loss. Within 31 days after that Event of Loss occurs (or, if earlier, within five days after the receipt of insurance proceeds for that Event of
Loss), the Sublessee shall pay or cause to be paid (including via payment of insurance proceeds) to the Sublessor or its assignee, on a Rent Payment Date, an amount equal to (x) the Stipulated Loss Value of the Aircraft, determined as of the Basic Rent Date on which Stipulated Loss Value is paid (the "SLV Date"), plus (y) all other amounts of Rent due on or before the SLV Date and any reasonable expenses and costs incurred in connection with such Event of Loss by the Sublessor. Upon payment in full of such Stipulated Loss Value and all such other amounts, (i) the Sublessee's obligation to pay all succeeding installments of Basic Rent, and the Term, shall terminate, and (ii) the Lessor shall transfer to the Sublessee (subject to any insurer's salvage rights), "as is, where is, and with all faults", without recourse or warranty, express or implied (except as to the absence of Lessor Liens), all of the Lessor's right, title, and interest in and to the Aircraft.

           (b) EVENT OF LOSS TO AN ENGINE OR PROPELLER. If an Event of Loss occurs to any Engine or Propeller under circumstances in which no Event of Loss occurs to the Airframe, the Sublessee shall within 15 days after such occurrence give to the Sublessor written notice thereof and shall, within 45 days after the occurrence of such Event of Loss, duly convey to the Lessor, as replacement for such Engine or Propeller, title to a Replacement Engine or Replacement Propeller, free and clear of all Liens (other than Liens permitted by Section 10(i) and (iii)). At the time of any such conveyance, the Sublessee shall, at its expense: (i) furnish the Lessor with a bill of sale, in form and substance reasonably satisfactory to the Lessor, for such Replacement Engine or Replacement Propeller, (ii) cause supplements hereto, to the Lease, and to the Mortgage, in form and substance reasonably satisfactory to the Sublessor, the Lessor, and the Loan Trustee, for such Replacement Engine or Replacement Propeller, to be duly executed by the appropriate parties and recorded pursuant to the Federal Aviation Act, (iii) execute and, if necessary, file such documents as the Lessor or the Sublessor reasonably requests to confirm the Lessor's ownership of, and title, to such Replacement

Engine or Replacement Propeller, (iv) furnish the Sublessor and the Lessor with such evidence of compliance with the insurance provisions of the Sublease and the Lease for such Replacement Engine or Replacement Propeller as such party reasonably requests (provided, that this clause (iv) shall not require the Sublessee to maintain insurance in excess of that otherwise required by this Sublease), (v) assign to the Lessor the benefit of all assignable manufacturer's and vendor's warranties with respect to such Replacement Engine(s) or Replacement Propeller(s), as the case may be, in a manner similar to the Purchase Agreement Assignment, (vi) furnish the Sublessor with such documents, certificates, and opinions as the Sublessor shall reasonably request, (vii) upon request, furnish the Sublessor or the Lessor with an opinion of counsel (and such other evidence of title as the Sublessor reasonably requests) reasonably acceptable to such party to the effect that, upon such conveyance, the Lessor will have or acquire good title to such Replacement Engine or Replacement Propeller free and clear of all Liens (other than Permitted Liens), and that such Replacement Engine or Replacement Propeller will be leased hereunder and be subject to the Lien of Mortgage, to the same extent as the Engine or Propeller replaced thereby, (viii) furnish the Sublessor with a certificate of an officer of the Sublessee, and if reasonably requested by the Lessor or the Sublessor, an independent appraisal, certifying that such Replacement Engine or Replacement Propeller has a value, performance, efficiency, utility, and remaining useful life at least equal to, and is in as good operating condition as, the Engine or Propeller so replaced (in each case without regard to the number of hours or cycles remaining until the next scheduled maintenance visit, and assuming that such Engine or Propeller was in the condition and repair required by the terms hereof immediately before such Event of Loss), (ix) furnish the Sublessor with a certificate signed by an officer of the Sublessee certifying the Sublessee's compliance with this
Section 14(b), and (x) take such other action as the Sublessor, the Lessor, or the Loan Trustee reasonably requests in order that such Replacement Engine or Replacement Propeller be properly titled in the Lessor's name free and clear of all Liens (except Permitted Liens described in Section 10(i) and (iii)), leased hereunder, and subjected to the Lien of the Mortgage to the same extent as the Engine or Propeller replaced thereby.

          Upon full compliance by the Sublessee with the terms of this Section 14(b), the Lessor shall transfer to the Sublessee (subject to any insurer's salvage rights), "as is, where is, and with all faults", without recourse or warranty, express or implied (except as to the absence of Lessor Liens), all right, title, and interest in and to the Engine or Propeller to which such Event of Loss occurred, together with any insurance proceeds relating to property damage, if any. Each such Replacement Engine or Replacement Propeller shall, upon such conveyance, be deemed part of the property leased hereunder, shall be deemed an "Engine" or "Propeller", and shall be deemed part of the Aircraft. No Event of Loss to an Engine or Propeller under the circumstances contemplated by the terms of this Section 14(b) shall result in any reduction in Basic Rent.

           (c) RISK OF LOSS; NO RELEASE OF OBLIGATIONS. The Sublessee hereby assumes and agrees to bear the risk of loss to each Item and, except as provided in Section 14(a) and (b), shall not be released from its obligations hereunder in the event of any damage to any Item or any part thereof or any Event of Loss relating thereto.

           (d) REQUISITION OF USE. A requisition of use which does not constitute an Event of Loss shall not terminate this Sublease, and each and every obligation of the Sublessee with respect thereto shall remain in full force and effect to the same extent as if such requisition had not occurred, except to the extent that any failure or delay in the performance of such obligations (other than obligations for the payment of money) are prevented or delayed by such requisition of use. The Sublessee shall be entitled to all sums, attributable to the period the Item(s) involved is/are subject to this Sublease, received by reason of any such requisition of use. All payments received for the use of any Item after the Term shall be paid over to, or retained by, the Sublessor in the same manner as Rent under Section 3(f) (or paid over to or retained by the Sublessee if it purchases the Aircraft in accordance with the provisions hereof). The Sublessee shall promptly notify the Sublessor, the Lessor, and the Loan Trustee in writing of any such requisition.

           (e) APPLICATION OF PROCEEDS FOR EVENTS OF LOSS. Any payments received from any insurer under insurance (other than liability insurance and other than insurance maintained by the Sublessor or the Owner Participant at its own expense) maintained hereunder or from any governmental authority or other Person with respect to an Event of Loss will be applied as follows:

                    (i) if such payments are received as a result of an Event of Loss to the Airframe (and any Engine or Propeller then installed thereon), (aa) so much of such payments as shall not exceed the Stipulated Loss Value for the Aircraft shall be applied in reduction of the Sublessee's obligation to pay such Stipulated Loss Value if not already paid by the Sublessee, or, if already paid by the Sublessee, shall be applied by the Sublessor (or its assignee) to reimburse the Sublessee for its payment of such Stipulated Loss Value, and (bb) the balance, if any, of such payments remaining thereafter shall be paid over to, or retained by, the Sublessee; and

                    (ii) if such payments are received as the result of an Event of Loss to an Engine or Propeller under the circumstances contemplated by Section 14(b), such payments shall be paid over to, or retained by, the Sublessor (or its assignee) in the same manner as Rent under Section 3(f); and if and when the Sublessee shall have fully performed the terms of Section 14(b) with respect to the Event of Loss for which such payments are made (including completing the replacement being made), such payments shall be paid over to, or retained by, the Sublessee.

          If (x) an Event of Loss occurs to an Engine or Propeller under the circumstances contemplated by Section 14(b), or (y) the Sublessor, the Lessor, or the Loan Trustee receives any proceeds of insurance maintained under Section 15(c) pending completion of repairs by the Sublessee to an Item, then the Sublessor, the Lessor, or the Loan Trustee, as the case may be, shall, if requested by the Sublessee and if no Default then exists, use its reasonable efforts to invest, at the Sublessee's request, direction, and risk, any payments that it receives with respect to such Item from any insurer under insurance required to be maintained hereunder or from the Sublessee or from any governmental authority or other party. Any such investments shall be in direct obligations of, or obligations the payment of the principal of and interest on which is unconditionally guaranteed by the full faith and credit of, the United States of America, which mature within one year of the purchase date, as selected by the Sublessee. All profits and losses on such investments and any taxes in respect thereof shall be for the account of the Sublessee. In order to make the payments to the Sublessee provided for in clause (ii) of this Section 14(e) or in Section 15(c), the Sublessor, the Lessor, and the Loan Trustee are authorized to sell any obligations so purchased, and shall not be required to make such payments to the Sublessee until the Sublessor, the Lessor, or the Loan Trustee (as the case may be) has had a reasonable time to sell such obligations and to obtain the sale proceeds.

           (f)      PAYMENTS DURING DEFAULT.  Notwithstanding anything in this
Section 14 to the contrary, any amount referred to in this Section 14 which is otherwise payable to the Sublessee shall not be paid to the Sublessee, or if previously paid to the Sublessee, shall not be retained by the Sublessee if, at the time of payment of such amount, a Default exists, but shall be paid to and held by the Sublessor as security for the Sublessee's obligations under the Operative Documents, and at such time as no Default exists, such amount shall be paid to the Sublessee.

           15.      INSURANCE.

           (a) LIABILITY INSURANCE. The Sublessee shall maintain (or cause a Permitted Sub-Sublessee to maintain) in effect, at all times during the Term, with insurers of favorably recognized responsibility, comprehensive aircraft and general liability insurance (including passenger legal liability insurance and property damage insurance, and including war-risk and allied perils coverage for operations described in the last sentence of Section 15(b)), for the Aircraft (i) in amounts which are not less than those maintained at the time on similar aircraft, airframes, engines, and propellers that then comprise the Sublessee's fleet, but in no event less than $200,000,000 combined single limit, (ii) of the types usually carried by United States air carriers engaged in the same or a similar business, simi larly situated with the Sublessee and owning or operating similar aircraft, airframes, engines, and propellers and which cover risks of the kind customarily insured against by such air carriers. The Sublessee may self-insure, by way of deductible or premium adjustment provisions in insurance policies or otherwise, the risks required to be insured against under this
Section 15(a), in any amounts not to exceed [ * ] of the Sublessee's tangible net worth per occurrence, and in any event not to exceed [ * ] per year for the Sublessee's entire fleet.

           (b) CASUALTY INSURANCE. The Sublessee shall maintain (or cause a Permitted Sub-Sublessee to maintain) in effect, at all times during the Term, with insurers of favorably recognized responsibility, all-risk ground and flight aircraft hull insurance covering the Airframe and all-risk coverage for Engines, Propellers, and Parts while not incorporated in the Airframe, an Engine, or a Propeller, in an amount which, when paid hereunder for an Event of Loss to the Airframe and any Engine(s), engine(s), Propeller(s), and propeller(s) then installed thereon, will be not less than the Stipulated Loss Value for the Aircraft (computed for the following Basic Rent Date). The Sublessee may self-insure, by way of deductible or premium adjustment provisions in insurance policies or otherwise, the risks required to be insured against this Section 15(b), in any amounts not to exceed [ * ] per occurrence (or, if the Sublessee's tangible net worth at the time, determined in accordance with GAAP, exceeds [ * ], in any amounts not to exceed [ * ] of the Sublessee's tangible net worth per occurrence, and in any event not to exceed [ * ] per year for the Sublessee's entire fleet). The

Sublessee shall maintain war-risk and allied perils insurance (including political hijacking and governmental confiscation insurance) for at least the foregoing amount on the Aircraft to the extent operated (i) outside the United States, Canada, Bermuda, and the Caribbean Basin (except countries with which the United States does not then maintain full diplomatic relations), or in transit between these points, (ii) on routes (other than routes within the United States) where the custom in the industry is to carry such insurance,
(iii) where the Sublessee generally maintains such insurance on aircraft that it operates, or (iv) in a war zone or a recognized or, in the Sublessor's opinion (if communicated to the Sublessee in accordance with Section 21), threatened area of hostility.

           (c) ENDORSEMENTS. Any policies of insurance carried in accordance with this Section 15: (i) shall include the Additional Insureds as their interests appear as additional insureds, (ii) with respect to insurance carried in accordance with Section 15(b), shall be payable to the Loan Trustee (for the account of all parties) and if no Default exists, shall be disbursed to the Sublessee (or other appropriate Person specified by the Sublessee), upon completion of repairs made to the Aircraft so as to restore it to the operating condition required by Section 12 or shall be disbursed as otherwise required by this Sublease (provided, that unless the Sublessor has notified the insurers that a Default exists, any hull insurance proceeds for a loss not exceeding $1,000,000 for any single occurrence and not involving an Event of Loss to the Aircraft may be payable directly to the Sublessee), (iii) shall provide that if the insurers cancel such insurance for any reason whatever, or any change adverse to any Additional Insured is made in policy terms or provisions, or the insurance is allowed to lapse for nonpayment of premium, or such insurance coverage is reduced, such cancellation, change, lapse, or reduction shall not be effective as to any Additional Insured for 30 days (seven days, or such other period as is then customary in the airline insurance industry, in the case of any war-risk coverage) after such Additional Insured receives written notice by such insurers of such cancellation, change, lapse, or reduction, (iv) shall provide that, in respect of the interest of each Additional Insured in such policies, the insurance shall not be invalidated by any action or inaction of the Sublessee, any sub- sublessee, or any other Person except such Additional Insured, (v) shall provide that the insurers shall waive any rights of subrogation against any Additional Insured, except to the extent of any loss caused by the gross negligence or willful misconduct of such Additional Insured, (vi) shall provide that the Additional Insureds shall have no obligation or liability for payment of any premiums, commissions, calls, assessments, or advances, and (vii) shall be effective for domestic and (if and to the extent of operation outside the United States) international operations. Each liability policy (x) shall be primary without right of contribution from any other insurance which is carried by the Additional Insureds, (y) shall expressly provide that all of its provisions, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured, and (z) shall provide that the insurers shall waive any right of set-off, counterclaim, or other deduction against the Additional Insureds.
With respect to any Item, any amount received by an Additional Insured pursuant to insurance carried under Section 15(b) which exceeds such Item's Stipulated Loss Value on the date such payment is received shall be promptly remitted to the Sublessee.

           (d) REPORTS, ETC. At least once each year during the Term, the Sublessee shall furnish to the Additional Insureds a report, signed by an independent broker of recognized national standing, reasonably acceptable to the Additional Insureds, certifying that policies of insurance in the forms, covering the risks and in the amounts required by this Section 15
(specifically referring to this Section 15) are in full force and effect and that, in the opinion of such broker, the insurance then carried and maintained in respect of the Aircraft is adequate to protect the interests of each Additional Insured and otherwise complies with the terms of this Section 15, and including (i) confirmation that the insurance has been placed with insurers, giving the name of each insurer, the amount for which it insures (and any portion thereof which is subject to a deductible), and the period of the policy, and (ii) confirmation that all premiums due to the insurers have been paid. Such report will provide that the broker will notify the Additional Insureds in writing promptly of any defaults in the payment of any premium and of any other act or omission on the part of the Sublessee or any sub-sublessee or of any event of which such broker has knowledge which might invalidate or render unenforceable, in whole or in part, any insurance for the Airframe, any Engine, or any Propeller.

           (e) OTHER INSURANCE. If the Sublessee fails to maintain insurance as required by the terms of this Section 15, any Additional Insured may, after making a good faith attempt to give reasonable advance notice to the Sublessee of such Additional Insured's intent to do so, provide such insurance and, in such event, the Sublessee shall, upon demand, reimburse such Additional Insured, as Supplemental Rent, for the cost thereof, without waiver of any other rights such Additional Insured may have. Nothing in this Sublease shall prohibit the Sublessor, the Lessor, the Owner Participant, the Loan Trustee, or any Loan Participant from insuring the Airframe, any Engine, or any Propeller or its interest therein at its own expense in an amount in excess of that required to be maintained by the Sublessee hereunder, provided that such excess insurance in no way limits the availability of any insurance required to be maintained by the Sublessee hereunder.

           (f) INDEMNIFICATION BY UNITED STATES GOVERNMENT. The Sublessor and the other Additional Insureds shall accept, in lieu of insurance against any risk with respect to any Item, indemnification from the United States government against such risk in an amount which, when added to the amount of any insurance against such risk maintained by or for the benefit of the Sublessee (including permitted deductibles) with respect to that Item, shall be at least equal to the amount and scope (and in favor of the same parties) as the insurance otherwise required by this Section 15.

           16.      SUB-SUBLEASE; POSSESSION.

           (a) SUB-SUBLEASE, POOLING, ETC. The Sublessee shall not, without the Sublessor's prior written consent, assign any of the Sublessee's rights hereunder or sub-sublet or otherwise relinquish possession of the Airframe, any Engine, or any Propeller, or permit any Engine or Propeller to be installed on any airframe or engine other than the Airframe or an Engine, provided that, so long as no Default exists at the beginning of such sub-sublease, relinquishment, or installation, the Sublessee (or, if under a sub-sublease with a Permitted Sub-Sublessee, such Permitted Sub-Sublessee, but only with respect to clauses (i) through (v) and (vii) of this Section 16(a)) may, without the Sublessor's prior written consent:

                    (i) subject any Engine or Propeller to normal pooling arrangements customary in the United States airline industry and entered into in the ordinary course of its business with any Permitted Air Carrier, provided that no transfer of title to such Engine or Propeller is contemplated or required in connection therewith (but if the Lessor's title to any such Engine or Propeller is divested under any such arrangement, such divestiture shall be deemed to be an Event of Loss to such Engine or Propeller and the Sublessee (or such Permitted Sub- Sublessee) shall comply with
          Section 14(b) in respect thereof;

                    (ii) deliver possession of any Item to any qualified organization for testing, maintenance, or overhaul work or for Improvements to the extent required or permitted by Section 12;

                    (iii) install any Engine or Propeller on an airframe or engine owned by the Sublessee (or such Permitted Sub-Sublessee) free and clear of all Liens, except (aa) Permitted Liens, (bb) Liens that do not apply to such Engine or Propeller, (cc) the Lien of any agreement which effectively provides that such Engine or Propeller shall not become subject to the Lien thereof, notwithstanding the installation of such Engine or Propeller on any airframe or engine subject to the Lien of such agreement, unless and until the Sublessee (or such Permitted Sub-Sublessee) becomes the owner of such Engine or Propeller, and (dd) those created by the rights of other Permitted Air Carriers under normal interchange or pooling agreements which are customary in the United States airline industry and do not contemplate or require the transfer of title to such Engine or Propeller;

                    (iv) install any Engine or Propeller on an airframe or engine leased to the Sublessee (or such Permitted Sub-Sublessee) or owned by the Sublessee (or such Permitted Sub- Sublessee) subject to a conditional sale or other security agreement, so long as such Engine or Propeller does not become subject to a Lien (other than a Permitted Lien);

                    (v) install any Engine or Propeller on an airframe or engine owned by the Sublessee (or such Permitted Sub-Sublessee), leased to the Sublessee (or such Permitted Sub-Sublessee), or owned by the Sublessee (or such Permitted Sub-Sublessee) subject to a conditional sale or other security agreement under circumstances where neither clause (iii) nor clause (iv) above applies (but such installation shall be deemed an Event of Loss to such Engine or Propeller and the Sublessee shall comply with Section 14(b) in respect thereof, the Sublessor and the Lessor not intending hereby to waive any right or interest it may have to or in such Engine or Propeller under applicable law until compliance by the Sublessee with
          Section 14(b));

                    (vi) with the Sublessor's prior written consent (which shall not be unreasonably withheld), sub- sublease the Aircraft to any Permitted Air Carrier which is not bankrupt or the subject of proceedings to declare it bankrupt or the subject of proceedings for reorganization pursuant to any existing or future bankruptcy laws (the Sublessee to deliver to the Sublessor at least 30 days' prior written notice of any proposed sub-sublease including a description thereof); or

                    (vii) transfer possession of any Item to the United States of America or any instrumentality or agency thereof;

provided, further, that (aa) the rights of any transferee shall be subject and subordinate to all the terms of this Sublease, (bb) any sub-sublease for a term (including renewal option(s)) of more than one year shall be assigned to or for the benefit of the Sublessor and its assignees pursuant to a sub- sublease assignment in form and substance satisfactory to the Sublessor, (cc) the Sublessee shall remain primarily liable hereunder for the performance of all the terms of this Sublease to the same extent as if such transfer had not occurred, and (dd) without the Sublessor's consent (which shall not be unreasonably withheld), any such sub-sublease shall be for a period or periods not to exceed three years (or, if shorter, the remaining Term) unless the Sublessee notifies the Sublessor of its exercise of the purchase option pursuant to Section 20. Any such sub-sublease will be by its terms expressly subject and subordinate to this Sublease, and will require maintenance, use, and operation standards substantially the same as set forth in this Sublease. No relinquishment of possession of any Item or Part shall in any way discharge or diminish any of the Sublessee's obligations hereunder or constitute a waiver of the Sublessor's rights or remedies hereunder.

           (b) SUB-SUBLEASE CLAUSE. Any sub-sublease of any Item shall contain a clause substantially as follows:

                    Anything in this sub-sublease to the contrary notwithstanding, the sub-sublessee's rights hereunder to the possession, use, and enjoyment of the Aircraft in accordance with the terms hereof shall be subject to the June 22, 1995 Sublease Agreement [N632AS] (the "Primary Sublease") between Antoine Finance Corporation (the "Primary Sublessor") and Atlantic Southeast Airlines, Inc., and the sub-sublessee confirms and agrees that this sub-sublease is in all respects subject and junior to the Primary Sublease. Upon notice to the sub-sublessee hereunder by the Primary Sublessor or its assignee that an Event of Default (as defined in the Primary Sublease) exists, the Primary Sublessor or its assignee may require that all rentals and other sums due hereunder in respect of the Aircraft shall thereafter be paid directly to the Primary Sublessor or its assignee, and if the letting of the Aircraft to Atlantic Southeast Airlines, Inc. under the Primary Sublease terminates, the Primary Sublessor or its assignee, at its option, by written notice to the sub-sublessee after the date of such termination, may

                    (i) require the sub-sublessee to enter into an agreement, in form and substance reasonably satisfactory to the Primary Sublessor or its assignee, attorning to and recognizing the Primary Sublessor or its assignee as the sub-sublessor hereunder and reconfirming all of the obligations of the sub-sublessee hereunder, or

                    (ii) terminate this sub-sublease and require prompt delivery by the sub-sublessee of the Aircraft to the Primary Sublessor or its assignee, in accordance with the provisions of Section ___ hereof.

                    Unless the sub-sublessee shall have received any such written notice from the Primary Sublessor or its assignee requiring attornment or terminating this sub-sublease, the sub-sublessee shall be and remain fully obligated hereunder notwithstanding the continuance of any Event of Default under the Primary Sublease or any termination thereof.

           (c) SUBLESSOR WAIVER. The Sublessor hereby agrees (and warrants that the Lessor has agreed in the Lease), for the benefit of each lessor or secured party of any engine or propeller leased to the Sublessee (or any Permitted Sub-Sublessee) or owned by the Sublessee (or any Permitted Sub-Sublessee) subject to a conditional sale or other security agreement, that the Sublessor and the Lessor shall not acquire or claim, as against such lessor or secured party, any right, title, or interest in any engine or propeller as the result of the installation of such engine or propeller on the Airframe or an Engine at any time while such engine or propeller is subject to such lease or conditional sale or other security agreement and owned by such lessor or subject to a security interest in favor of such secured party.

           17.      EVENTS OF DEFAULT.

          Each of the following shall continue an "Event of Default":

          (a) Rent. The Sublessee fails to make any payment of Rent when due, and such failure continues for at least five days after written notice of nonpayment.

          (b) Insurance. The Sublessee fails to maintain the insurance required by the terms of Section 15.

          (c) Prohibited Transactions. The Sublessee sub-subleases or otherwise relinquishes possession of any Item other than as permitted by the terms of Section 16(a), or a violation of Section 5(b)(2) occurs.

          (d) Sublessee Covenants. The Sublessee fails to perform any other covenant or agreement to be performed by it under the Operative Documents, and such failure continues for 15 days after the Sublessee receives written notice thereof.

          (e) Sublessee Representations. Any representation or warranty of the Sublessee contained in any Operative Document, or in any certificate or other document that it furnishes under any Operative Document, proves to have been incorrect in any material respect when made.

          (f) Voluntary Bankruptcy. The Sublessee (1) applies for or consents to the appointment of, or the taking of possession by, a receiver, custodian, trustee, or liquidator of itself or of all or a majority of its property, (2) makes a general assignment for the benefit of its creditors, (3) commences a voluntary case under the U.S. Bankruptcy Code (as now or hereafter in effect), (4) files a petition seeking to take advantage (as debtor) of any other law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or readjustment of debts, or (5) fails to controvert in a timely manner, or acquiesces in writing to, any petition filed against it in an involuntary case under the U.S. Bankruptcy Code.

          (g) Involuntary Bankruptcy. A proceeding or case is commenced, without the Sublessee's application or consent in any court of competent jurisdiction, seeking (1) its liquidation, reorganization, dissolution, or winding-up, or the composition or readjustment of its debts, (2) the appointment of a trustee, receiver, custodian, liquidator, or the like of the Sublessee or of all or a majority of its assets, or (3) similar relief in respect of the Sublessee under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case continues undismissed, or an order, judgment, or decree approving or ordering any of the foregoing is entered and continues unstayed and in effect, for a period of 60 days; or an order for relief against the Sublessee is entered in an involuntary case under the U.S. Bankruptcy Code.

          (h) Financing Defaults. (i) Loan, lease, or deferred purchase obligations of the Sublessee totalling more than [ * ] are in default after the expiration of any applicable grace period, if the effect of such default is to permit such obligations to be accelerated or otherwise declared to be due and payable prior to their stated maturity, or (ii) the Sublessee is in default, after the expiration of any applicable grace period, in the payment when due of more than [ * ] of loan, lease, or deferred purchase obligations.

          (i) Judgments. One or more judgment(s) is/are rendered by one or more court(s) of competent jurisdiction against the Sublessee for a total of more than [ * ] and is/are not stayed or discharged, or fully bonded against, within 60 days of the date of entry.

          (j) ERISA. Any "Reportable Event" under ERISA occurs, or any finding or determination is made with respect to an employee benefit plan to which the Sublessee is then a party under Section 4041(c) or (e) of ERISA, or any fact or circumstance occurs with respect to an employee benefit plan to which the Sublessee is then a party, that, in the Sublessor's opinion, provides grounds for the commencement of any proceeding under Section 4042 of ERISA, or any proceeding shall be commenced under Section 4042 of ERISA, with respect to an employee benefit plan to which the Sublessee is then a party.

          (k) Repudiation. The Sublessee denies any further liability under any Operative Document.

          (l) Related Sublease. Any "Event of Default" exists under a Related Sublease.

           18.      REMEDIES.

           (a) GENERALLY. Upon the occurrence of (i) any Event of Default described in Section 17(f) or (g), this Sublease shall be deemed to be in default without any act or notice of any kind, all of which are hereby waived, or (ii) any other Event of Default (so long as it has not been fully remedied), the

Sublessor may, at its option, declare this Sublease to be in default, and in either case at any time thereafter, the Sublessor may exercise one or more of the following remedies as the Sublessor in its sole discretion shall lawfully elect:

                    (i) cancel (in the sense of UCC Section 2A-505(1)) this Sublease or require the Sublessee, upon the Sublessor's demand (and at the Sublessee's cost and expense), to return promptly, and the Sublessee hereby agrees that it shall return promptly, all or such part of the Aircraft as the Sublessor so demands, to the Sublessor or its designee in the manner and condition required by, and otherwise in accordance with all the provisions of, Section 7 as if the Aircraft were being returned at the end of the Term, or if the Sublessee does not so deliver such Item(s), the Sublessor or the Sublessor's agent, at the Sublessor's option, may (but shall be under no obligation to) enter upon the premises where all or any part of the Aircraft is (or is believed by the Sublessor possibly to be) located and take immediate possession of and remove the same (together with any engine or propeller that is installed on the Airframe or any Engine or installed engine, subject to the rights of any owner, lessor, lienor, or secured party of such engine or propeller) by summary proceedings or otherwise, all without becoming liable for or by reason of such entry or taking of possession or removal, whether for the restoration of damage to property caused by such action or otherwise;

                    (ii) with or without taking possession thereof, sell any Item at public or private sale, as the Sublessor, in its sole discretion, shall determine, free and clear of any rights of the Sublessee, or otherwise dispose of, hold, use, operate, lease to others, or keep idle any Item as the Sublessor, in its sole discretion, may determine, all free and clear of any rights or claims of the Sublessee and without any duty to account to the Sublessee with respect to such action or inaction or for any proceeds with respect thereto, except as otherwise provided herein (and to the extent, if any, that notice of sale is required, the Sublessee agrees that 10 days' notice of the date, time, and place (and terms, in the case of a private sale) is reasonable);

                    (iii) whether or not the Sublessor shall have exercised, or shall thereafter at any time exercise, any of its rights under clause
          (i) or (ii) above with respect to any Item, the Sublessor, by written notice to the Sublessee specifying a payment date (the "Default Payment Date")) which shall be the Basic Rent Date (or, if there are no further Basic Rent Dates, then any date) following the date of such notice, may cause the Sublessee to pay to the Sublessor, and the Sublessee shall pay to the Sublessor, on the Default Payment Date, as liquidated damages for loss of a bargain and not as a penalty (and in lieu of all Basic Rent accruing on or after the Default Payment
          Date), any unpaid Basic Rent due prior to the Payment Date (together with interest on such amount at the Late Payment Rate from the Basic Rent Dates as of which such Rent was not paid until the actual date of payment of such amount), plus whichever of the following amounts the Sublessor, in its sole discretion, shall specify in such notice:
          (x) an amount equal to the excess, if any, of (aa) the Basic Rent for any or all of the Item(s) (as specified by the Sublessor), due on or after the Default Payment Date, over (bb) the aggregate Fair Market Rental Value of such Item(s) for the remaining

          Term, after discounting each to present value as of the Default Payment Date at the Debt Rate, or (y) an amount equal to the excess, if any, of (aa) the Stipulated Loss Value for any or all of the Item(s) (as specified by the Sublessor), as of the Default Payment Date over (bb) the Fair Market Value of such Item(s);

                    (iv) if the Sublessor sells any Item(s), the Sublessor may elect, in lieu of exercising its rights under clause (iii) with respect to such Item, to require the Sublessee to pay to the Sublessor, and the Sublessee in such event shall pay to the Sublessor, on the date of such sale, as liquidated damages for loss of a bargain and not as a penalty (and in lieu of all Basic Rent accruing after such sale occurs), any unpaid Basic Rent due on or before such sale date (together with interest on such amount at the Late Payment Rate from the Basic Rent Dates as of which such Rent was not paid until the actual date of payment of such amount) plus the amount of any deficiency between the net proceeds of such sale and the Stipulated Loss Value of the Aircraft or such Item(s), as of the date of such sale (or, if such date is not a Basic Rent Date, then the Basic Rent Date following the sale date), together with interest on such Stipulated Loss Value at the Late Payment Rate from the Basic Rent Date as of which such Stipulated Loss Value is determined until the date of actual payment of such amount;

                    (v) in lieu of exercising its rights under clauses 18(ii), (iii), and (iv) for any particular Item, the Sublessor may, by notice to the Sublessee specifying a payment date not earlier than 10 days or more than 30 days from the date of such notice, require the Sublessee to pay to the Sublessor, and the Sublessee shall pay to the Sublessor, on the payment date specified in such notice, as liquidated damages for loss of a bargain, and not as a penalty, and in lieu of any further payments of Basic Rent hereunder with respect to such Item, an amount equal to the sum of (aa) all unpaid Rent payable on or before the date of payment specified in such notice plus (bb) the Stipulated Loss Value for such Item computed as of the Basic Rent Date on (or, if such payment date is not a Basic Rent Date, then the following Basic Rent Date) the date of payment specified in such notice together with interest, if any, at the Late Payment Rate on the amount of such Rent and Stipulated Loss Value from the payment date specified in such notice until the date of actual payment; and upon such payment of liquidated damages and all other Rent then due and payable by the Sublessee hereunder, the Lessor shall transfer "as is, where is and with all faults", without any representation, recourse, or warranty whatsoever, express or implied (except as to the absence of Lessor Liens), such Item to the Sublessee, and the Lessor shall execute and deliver such documents evidencing such transfer and take such further action in connection therewith as the Sublessee shall reasonably request. In addition, the Sublessor may, within 30 days after the Sublessee shall make payment of all amounts required above, give the Sublessee written notice requesting that the Fair Market Value of the Item as of the date on which Stipulated Loss Value was computed pursuant to subclause (bb) of this clause (v) be determined; and if such Fair Market Value as of such date is determined to exceed the Stipulated Loss Value of such Item paid pursuant to this clause (v), the Sublessee shall immediately pay the amount of such excess to the Sublessor;

                    (vi) the Sublessor may proceed by appropriate court action or otherwise to enforce the terms hereof, including payment of periodic Basic Rent, or to recover damages for the breach hereof;

                    (vii) the Sublessor or any other Indemnitee may enforce payment of Supplemental Rent; or

                    (viii) the Sublessor may exercise any other right or remedy then available to it under applicable law.

          In addition, the Sublessee shall be liable, except as otherwise provided above, for any and all unpaid Rent (including all Supplemental Rent) due hereunder before, during, and after the exercise of any of the foregoing remedies, and for all reasonable legal fees and disbursements and other costs, charges, and expenses actually incurred by the Sublessor or any other Indemnitee by reason of the occurrence of any Event of Default or the exercise of remedies with respect thereto, including any Make-Whole Premium and including all costs and expenses incurred in connection with (1) any bankruptcy or insolvency proceeding, (2) any retaking of any Item, (3) the return of any
Item in accordance with the terms of Section 7, or (4) placing any Item in the condition and airworthiness required by Section 7, which amounts shall be reimbursed on an After-Tax Basis.

           (b) SUBLESSEE WAIVER. To the extent now or hereafter permitted by applicable law, the Sublessee waives for itself and for its successors and assigns any and all rights that the Sublessee or the Sublessee's successors or assigns may have under any bankruptcy, insolvency, or similar laws, rules, or regulations to the continued possession or use of any Item, or with respect to the payment of Rent therefor, or with respect to this Sublease.

           (c) REMEDIES CUMULATIVE. No remedy referred to herein is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to in this Section 18 or otherwise available to the Sublessor at law or in equity. No express or implied waiver by the Sublessor of any Default shall in any way be, or be construed to be, a waiver of any future or subsequent Default. The failure or delay of the Sublessor in exercising any rights granted to it hereunder shall not constitute a waiver of any such right upon the continuation or recurrence of the underlying event or circumstance, and any single or partial exercise of any particular right by the Sublessor shall not exhaust that right or constitute a waiver of any other right provided herein.

           19.       [  *  ] INDEMNITY.

           (a)      INDEMNITY.  [  *  ]





 [  *  ]





           (b)      EXCLUSIONS.  [  *  ]

 [  *  ]





           (c) REPORTING; DEFENSE. If any Indemnitee obtains knowledge of any claim or liability required to be indemnified against under this Section 19, such Indemnitee shall promptly notify the Sublessee, but the failure to do so shall not relieve the Sublessee from any liability that it otherwise would have to such Indemnitee under this Section 19 (except to the extent that such Indemnitee's failure to give reasonable notice to the Sublessee increases the amount of Liabilities otherwise indemnifiable by the Sublessee under this
Section 19). So long as no Default exists, the Sublessee may assume control of the defense of any Liability for which the Sublessee agrees that it would be required to indemnify under this Section 19(c), with counsel selected by the Sublessee and satisfactory to the pertinent Indemnitee. However, the Sublessee shall not be entitled to assume control of any proceeding referred to in this
Section 19(c) if the Indemnitee reasonably believes that that proceeding (i) involves any material danger of the sale, forfeiture, or loss of, or the creation of any Lien (other than a Permitted Lien), on, any Item, unless the Sublessee posts a bond or other security satisfactory to the relevant Indemnitees in respect to such risk, or (ii) might involve the imposition of criminal liability on an Indemnitee, or (iii) may make separate counsel appropriate for reasons of legal ethics, conflicts, or professionalism.

           (d) PRIMARY LIABILITY; SUBROGATION; SURVIVAL. The Sublessee shall be obligated under this Section 19 irrespective of whether the Indemnitee is also indemnified against the same matter under any other Operative Document or other document by any other Person, and the Indemnitee may proceed directly against the Sublessee under this Section 19 without first resorting to any such rights of indemnification except as such rights exist against ATR. Upon the payment in full of any indemnities due and owing under this Section 19, the Sublessee shall be subrogated to any right of the Indemnitee in respect of the matter against which indemnity has been given. The Sublessee's indemnities in this Section 19 shall survive expiration, cancellation, or termination of this Sublease and the return of the Aircraft.

           (e)      COMPUTATIONS.  Any payment or indemnity pursuant to this
Section 19 shall be made on an After-Tax Basis. The amount of any payment or indemnity required under this Section 19 shall be determined by the Indemnitee reasonably and in good faith. Upon the Sublessee's request and at the Sublessee's expense, the Indemnitee will provide the Sublessee reasonable verification of the computations, provided that verification shall be at Indemnitee's expense if such verification demonstrates that such computations are materially incorrect.

           (f) ATR OBLIGATIONS. This Section 19 does not supersede or modify any Liability indemnity covenant that ATR may have under the Purchase Agreement. In any case where ATR is or may be liable to the Sublessee under the Purchase Agreement for any Liability for which the Sublessee is or may be liable to an Indemnitee, the Sublessee may join ATR as a party to any proceeding by such Indemnitee against the Sublessee; and if ATR agrees in writing that it is so liable, the Indemnitee shall proceed against ATR.

           20.      PURCHASE OPTIONS.

           (a) PURCHASE OPTION. Provided that this Sublease has not been previously cancelled or terminated and that no Payment/Bankruptcy Default exists, the Sublessee shall have the option to purchase the Aircraft (i) on the [ * ] anniversary of the Closing Date, for the purchase price shown on Exhibit B to the Sublease Supplement, or (ii) at the end of the Basic Term, for a purchase price equal to the Fair Market Value thereof as determined under the Lease and determined as of the purchase date. If the Sublessee elects to exercise any such purchase option, it shall do so by providing to the Sublessor and to the Lessor a written notice of the Sublessee's election at least 180 days before the purchase date. That notice shall be irrevocable, and must explicitly request that the Sublessor notify the Lessor, the Owner Participant, and the Loan Trustee and (for a notice under clause (i)) the Quotation Agent (Newcourt Credit Group Inc.) of the Sublessor's election to purchase the Aircraft under Section 16 of the Lease.

           (b) PURCHASE. On the purchase date specified by the Sublessee under Section 20(a), the Sublessee shall purchase the Aircraft from the Lessor and the Lessor shall sell the Aircraft to the Sublessee, on an "as is, where is" basis, without representation or warranty, express or implied (except as to the absence of Lessor Liens), for immediately available funds (U.S. dollars). Upon payment of (i) such purchase price, (ii) all Supplemental Rent then due and owing, and (iii) all Basic Rent due to (but excluding) the purchase date, the Lessor shall execute and deliver to the Sublessee a bill of sale, without representations or warranties, express or implied (except as to the absence of Lessor Liens), for the Aircraft, together with such other documents as may be required to release the Aircraft from the terms and scope of this Sublease and to transfer all Lessor's title thereto to the Sublessee, in such form as the Sublessee reasonably requests, all at the Sublessee's expense.

           21.      NOTICES.

          All notices or consents under this Agreement shall be in writing (including telecopies), shall be in English, shall be effective on delivery, and shall be addressed as follows (or to such other address as an addressee shall designate by notice to each other addressee):

                             (a)       if to the Sublessor:

                                       Antoine Finance Corporation
                                       c/o Avions de Transport Regional
                                       1, allee Pierre Nadot
                                       31712 Blagnac Cedex, France
                                       Attn: Joel Le Breton
                                                  Senior Vice President -
                                                  Contract and Sales Finance
                                       Fax: (33 61) 93 13 61

                             (b)       if to the Sublessee:

                                       Atlantic Southeast Airlines, Inc.
                                       100 Hartsfield Centre Parkway,
                                         Suite 800
                                       Atlanta, Georgia 30354-1356
                                       Attn: Ronald V. Sapp
                                                   Vice President - Finance
                                       Fax: (404) 209-0162

                             (c)       if to ATR:

                                       Avions de Transport Regional
                                       1, allee Pierre Nadot
                                       31712 Blagnac Cedex, France
                                       Attn: Joel le Breton
                                                   Senior Vice President -
                                                   Contract and Sales Finance
                                       Fax: (33 61) 93 13 61


           22.      SUCCESSORS, ASSIGNS, AND INDEMNIFIED PARTIES.

          This Sublease shall bind, and (subject to limitations in the Operative Documents) shall bene fit and may be enforced by, (i) the Sublessor and its successors and assigns, and (ii) the Sublessee and its successors and assigns. The indemnities in Section 11 and 19 shall, in accordance with their terms, benefit the Indemnitees.

           23.      ACKNOWLEDGEMENT OF ASSIGNMENT.

          After the Lessor notifies the Sublessee that an "Event of Default" under the Lease exists, the Lessor may require that all rentals and other sums due hereunder shall thereafter be paid directly to the Lessor or the Loan Trustee. If the Lease is cancelled or terminated pursuant to Section 15 thereof, the Lessor may, at its option, by written notice to the Sublessee after the date of such termination, require the Sublessee to enter into an agreement in form and substance satisfactory to the Sublessee and the Lessor attorning to and recognizing the Lessor as the Sublessor hereunder and reconfirming all of the obligations of the Sublessee hereunder.

          Unless the Sublessee shall have received any such written notice from the Lessor requiring attornment, the Sublessee shall be and remain fully obligated hereunder notwithstanding the continuance of any Event of Default under the Lease or the cancellation or termination thereof.

           24.      MISCELLANEOUS.

           (a) AMENDMENTS. The terms of this Sublease shall not be waived, modified, amended, supplemented, or terminated in any manner whatsoever, except by written instrument signed by the Sublessor and the Sublessee.

           (b) SURVIVAL OF AGREEMENTS. Except as otherwise provided herein or therein, all agreements, indemnities, representations, and warranties in this Sublease or any other Operative Document shall survive the execution and delivery of this Sublease and, with respect to events occurring (or, in the case of taxes, to periods of time occurring or beginning) during the Term, or relating to a Default or exercise of remedies with respect thereto which extends beyond the Term, the expiration, cancellation, or termination of this Sublease.

           (c) SEVERABILITY. Any provision of this Sublease that is or becomes prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the Sublessee hereby waives any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

           (d) ENTIRE AGREEMENT. This Sublease represents the entire agreement of the parties hereto with respect to the subject matter hereof, and supersedes any and all prior understandings. This Sublease is an agreement of subleasing, and nothing herein shall be construed as conveying to the Sublessee any right, title, or interest in or to the Aircraft, except as sublessee only.

           (e) COUNTERPARTS. This Sublease Agreement and the Sublease Supplement may be executed in any number of counterparts and by the parties hereto on separate counterparts. The single executed original of this Sublease Agreement and the Sublease Supplement marked "Original" together comprise the only original for chattel paper purposes, and all other counterparts are duplicates for chattel paper purposes and are marked "duplicate". No security interest in this Sublease may be perfected by the possession of any counterpart other than the "Original".

           (f) FURTHER ASSURANCES. On the Closing Date, the Sublessee will cause this Sublease (including the Sublease Supplement) to be duly filed and recorded in accordance with the Federal Aviation Act. In addition, the Sublessee will, at its expense, promptly and duly execute and deliver to the Sublessor such further documents and assurances and take such further action as the Sublessor from time to time reasonably requests in order to carry out more effectively the intent of the Operative Documents and to establish and protect the rights and remedies created or intended to be created thereunder, including the execution and delivery of supplements or amendments hereto, in recordable form, and the recording or filing of counterparts hereof or thereof, in accordance with the laws of such jurisdictions as the Sublessor reasonably deems advisable, and, if requested by the Sublessor, the execution and delivery of terminations or releases in connection with any transfer of an Item upon the termination, expiration, or cancellation of this Sublease therefor in accordance with the terms hereof.

           (g) RIGHT TO PERFORM FOR SUBLESSEE. If the Sublessee fails to make any payment of Rent or to perform or comply with any of its other agreements in the Operative Documents, the Sublessor or the Lessor may, after giving reasonable advance notice to the Sublessee of the Sublessor's or the Lessor's intent to do so, make such payment or perform or comply with such agreement, and the amount of such payment and the amount of the expenses incurred in connection with such payment or the performance of or compliance with such agreement, together with interest thereon at the Late Payment Rate from (and including) the date of making such payment or incurring such expenses to the date of payment by the Sublessee, shall be Supplemental Rent, payable by the Sublessee upon demand. No such payment or performance by the Sublessor or the Lessor shall waive any Default or relieve the Sublessee of its obligations under the Operative Documents.

           (h) GOVERNING LAW. This Sublease is being delivered in Georgia, and shall be governed by and construed in accordance with the laws of Georgia (excluding any conflict-of-laws rule that would apply the laws of any other jurisdiction).

           (i) HEADINGS. The headings in this Sublease are for convenience of reference only, and are not a substantive part of this Sublease.

           (j) SECTION 1110 COMPLIANCE. Notwithstanding any provision herein or elsewhere contained to the contrary, it is understood and agreed among the parties hereto that the transactions contemplated by this Sublease are expressly intended to be, shall be and should be construed so as to be, entitled to the full benefits of Section 1110 of the U.S. Bankruptcy Code.

           (k) TRANSACTION EXPENSES. Except for (1) the reasonable legal fees and expenses of White & Case, (2) the reasonable legal fees and expenses of Moore & Van Allen, (3) the origination fee payable to Newcourt Capital, Inc., and (4) the fees and expenses of the independent appraiser, the Sublessee shall pay all transaction costs in connection with the discussion, negotiation, and documentation of the transactions contemplated by the Transaction Documents, including the following:

                    (1) the reasonable legal fees and expenses of Troutman Sanders, Clifford Chance, and Crowe & Dunlevy;

                    (2) the initial and ongoing fees and expenses (including reasonable legal fees) of the Lessor and the Loan Trustee;

                    (3) the fees of D'Accord Financial Services, Inc. for arranging the financing; and

                    (4) the fees and expenses, including those of The Corporation Trust Company, for establishing and administering the Sublessor.

          All of the foregoing transaction costs shall be payable by the Sublessee whether or not the transactions contemplated by the Operative Documents are consummated.

          In witness whereof, the Sublessor and the Sublessee have executed this Sublease Agreement [N632AS].


                                              Antoine Finance Corporation,
                                               Sublessor


                                              By /s/ Kim E.  Lutthans
                                                 ------------------------------

                                              Title: Vice President
                                                     --------------------------


                                              Atlantic Southeast Airlines, Inc.,
                                               Sublessee

                                              By
                                                -------------------------------

                                              Title:
                                                   ----------------------------



[This is the Original counterpart for chattel paper purposes.]

        In witness whereof, the Sublessor and the Sublessee have executed this Sublease Agreement [N632AS].


                                    Antoine Finance Corporation,
                                     Sublessor

                                    By
                                      ----------------------------------------

                                    Title:
                                          ------------------------------------

                                    Atlantic Southeast Airlines, Inc.,
                                     Sublessee

                                    By /s/ Ronald V.  Sapp
                                       ----------------------------------------

                                    Title: Vice President-Finance and Treasurer
                                           ------------------------------------


[This is a duplicate executed counterpart, and not the original counterpart, for chattel paper purposes.]

                                                                       EXHIBIT A
                                                                     to Sublease

Certain of the Sublessor's rights under Sublease Agreement [N632AS] (the "Sublease Agreement"), dated as of June 22, 1995, and under this Sublease Supplement have been assigned to, and are subject to a security interest in favor of, Shawmut Bank Connecticut, National Association, as Loan Trustee under a Loan and Security Agreement. This Sublease Supplement has been executed in counterparts; see Section 24(e) of the Sublease Agreement for information concerning the rights of holders of the various counterparts.


                         SUBLEASE SUPPLEMENT [N632AS]


            This Sublease Supplement is entered into as of June 22, 1995 to supplement Sublease Agreement [N632AS], dated as of June 22, 1995, between Atlantic Southeast Airlines, Inc. (the "Sublessee"), and Antoine Finance Corporation (the "Sublessor").

            The Sublease Agreement and this Sublease Supplement are being filed for recordation with the Federal Aviation Administration under the Federal Aviation Act as one document.

            All terms that are defined in the Sublease Agreement and not in this Sublease Supplement have the same meanings in this Sublease Supplement as in the Sublease Agreement.

            1.  THE AIRCRAFT.

            The Sublessee hereby certifies that the Aircraft described in the attached Equipment Schedule has been delivered to the Sublessee and accepted under the Sublease on the date of this Sublease Supplement.

            2.  SUBLESSEE'S REPRESENTATIONS.

            The Sublessee hereby represents and warrants that, on the date of this Sublease Supplement: (a) the Sublessee's representations and warranties in the Sublease are true and correct in all material respects as though made on and as of the date of this Supplement, and (b) no Default exists.

            3.   MISCELLANEOUS.

            This Sublease Supplement may be executed in any number of counterparts and by the parties hereto on separate counterparts.

This Sublease Supplement is being delivered in Georgia, and shall be governed by and construed in accordance with the laws of Georgia (excluding any conflicts-of-laws rule that would apply the laws of any other jurisdiction).


            IN WITNESS WHEREOF, the Sublessee and the Sublessor have executed this Sublease Supplement [N632AS].

                               ATLANTIC SOUTHEAST AIRLINES, INC.,
                                Sublessee


                               By
                                 ---------------------------------------------

                               Title:
                                     -----------------------------------------


                               ANTOINE FINANCE CORPORATION,
                                Sublessor


                               By
                                 ---------------------------------------------

                               Title:
                                     -----------------------------------------



[This is the "Original" counterpart for chattel paper purposes.]

                                     [or]

[This is a duplicate executed counterpart, and not the original counterpart, for chattel paper purposes.]

                                                                       EXHIBIT A
                                                          to Sublease Supplement



                              Equipment Schedule



The Aircraft is an Aerospatiale/Aeritalia model ATR-72-212 aircraft consisting of (a) an airframe bearing FAA registration no. N632AS and manufacturer's serial no. 362, (b) two Pratt & Whitney model PW127 engines (each of which has 750 or more rated takeoff horsepower or its equivalent) bearing manufacturer's serial nos. 127033 and 127031, (c) two Hamilton Standard model 247F-1 propellers (each of which is capable of absorbing 750 or more rated takeoff shaft horsepower) bearing manufacturer's serial nos. 930413 and 930513, and (d) all appliances, parts, instruments, appurtenances, accessories, furnishings, and other equipment or property incorporated in such airframe, engines, and propellers.

[N632AS]
                                                                       EXHIBIT B
                                                          to Sublease Supplement



                                Financial Terms



 [  *  ]



                              Pricing Assumptions

 [  *  ]

                                                                       EXHIBIT C
                                                          to Sublease Supplement


                             STIPULATED LOSS VALUE


            The Stipulated Loss Value for the Aircraft shall be the percentage of its Aircraft Cost set forth opposite the applicable Basic Rent Date:

              Basic Rent Date                   Stipulated Loss Value*


                             [See attached table]





________________

            * The Stipulated Loss Values shall be adjusted in accordance with
Section 3(d) of the Sublease Agreement. In addition to the figures shown on the foregoing table, the Stipulated Loss Values shall include an amount equal to any Make-Whole Premium payable on the Loan Certificates. During any Renewal Term, the Stipulated Loss Values shall be determined pursuant to Section 3(h) of the Sublease Agreement.

N632AS
                                                                       EXHIBIT C
                                                          to Sublease Supplement

                             STIPULATED LOSS VALUE

The Stipulated Loss Value for the Aircraft shall be the value set forth opposite the applicable Basic Rent Date:

              Basic Rent Date         Stipulated Loss Value [*ENTIRE COLUMN]

                 Jun 22 1995
                 Jul 22 1995
                 Aug 22 1995
                 Sep 22 1995
                 Oct 22 1995
                 Nov 22 1995
                 Dec 22 1995
                 Jan 22 1996
                 Feb 22 1996
                 Mar 22 1996
                 Apr 22 1996
                 May 22 1996
                 Jun 22 1996
                 Jul 22 1996
                 Aug 22 1996
                 Sep 22 1996
                 Oct 22 1996
                 Nov 22 1996
                 Dec 22 1996
                 Jan 22 1997
                 Feb 22 1997
                 Mar 22 1997
                 Apr 22 1997
                 May 22 1997
                 Jun 22 1997
                 Jul 22 1997
                 Aug 22 1997
                 Sep 22 1997
                 Oct 22 1997
                 Nov 22 1997
                 Dec 22 1997
                 Jan 22 1998
                 Feb 22 1998
                 Mar 22 1998
                 Apr 22 1998
                 May 22 1998
                 Jun 22 1998
                 Jul 22 1998
                 Aug 22 1998
                 Sep 22 1998
                 Oct 22 1998
                 Nov 22 1998

N632AS
                                                                       EXHIBIT C
                                                          to Sublease Supplement
                             STIPULATED LOSS VALUE

The Stipulated Loss Value for the Aircraft shall be the value set forth opposite the applicable Basic Rent Date:

              Basic Rent Date        Stipulated Loss Value [*ENTIRE COLUMN]

                 Dec 22 1998
                 Jan 22 1999
                 Feb 22 1999
                 Mar 22 1999
                 Apr 22 1999
                 May 22 1999
                 Jun 22 1999
                 Jul 22 1999
                 Aug 22 1999
                 Sep 22 1999
                 Oct 22 1999
                 Nov 22 1999
                 Dec 22 1999
                 Jan 22 2000
                 Feb 22 2000
                 Mar 22 2000
                 Apr 22 2000
                 May 22 2000
                 Jun 22 2000
                 Jul 22 2000
                 Aug 22 2000
                 Sep 22 2000
                 Oct 22 2000
                 Nov 22 2000
                 Dec 22 2000
                 Jan 22 2001
                 Feb 22 2001
                 Mar 22 2001
                 Apr 22 2001
                 May 22 2001
                 Jun 22 2001
                 Jul 22 2001
                 Aug 22 2001
                 Sep 22 2001
                 Oct 22 2001
                 Nov 22 2001
                 Dec 22 2001
                 Jan 22 2002
                 Feb 22 2002
                 Mar 22 2002
                 Apr 22 2002
                 May 22 2002

N632AS
                                                                       EXHIBIT C
                                                          to Sublease Supplement

                             STIPULATED LOSS VALUE

The Stipulated Loss Value for the Aircraft shall be the value set forth opposite the applicable Basic Rent Date:

                Basic Rent Date         Stipulated Loss Value [*ENTIRE COLUMN]

                 Jun 22 2002
                 Jul 22 2002
                 Aug 22 2002
                 Sep 22 2002
                 Oct 22 2002
                 Nov 22 2002
                 Dec 22 2002
                 Jan 22 2003
                 Feb 22 2003
                 Mar 22 2003
                 Apr 22 2003
                 May 22 2003
                 Jun 22 2003
                 Jul 22 2003
                 Aug 22 2003
                 Sep 22 2003
                 Oct 22 2003
                 Nov 22 2003
                 Dec 22 2003
                 Jan 22 2004
                 Feb 22 2004
                 Mar 22 2004
                 Apr 22 2004
                 May 22 2004
                 Jun 22 2004
                 Jul 22 2004
                 Aug 22 2004
                 Sep 22 2004
                 Oct 22 2004
                 Nov 22 2004
                 Dec 22 2004
                 Jan 22 2005
                 Feb 22 2005
                 Mar 22 2005
                 Apr 22 2005
                 May 22 2005
                 Jun 22 2005
                 Jul 22 2005
                 Aug 22 2005
                 Sep 22 2005
                 Oct 22 2005
                 Nov 22 2005

N632AS
                                                                       EXHIBIT C
                                                          to Sublease Supplement

                             STIPULATED LOSS VALUE

The Stipulated Loss Value for the Aircraft shall be the value set forth opposite the applicable Basic Rent Date:

             Basic Rent Date           Stipulated Loss Value [*ENTIRE COLUMN]

                 Dec 22 2005
                 Jan 22 2006
                 Feb 22 2006
                 Mar 22 2006
                 Apr 22 2006
                 May 22 2006
                 Jun 22 2006
                 Jul 22 2006
                 Aug 22 2006
                 Sep 22 2006
                 Oct 22 2006
                 Nov 22 2006
                 Dec 22 2006
                 Jan 22 2007
                 Feb 22 2007
                 Mar 22 2007
                 Apr 22 2007
                 May 22 2007
                 Jun 22 2007
                 Jul 22 2007
                 Aug 22 2007
                 Sep 22 2007
                 Oct 22 2007
                 Nov 22 2007
                 Dec 22 2007
                 Jan 22 2008
                 Feb 22 2008
                 Mar 22 2008
                 Apr 22 2008
                 May 22 2008
                 Jun 22 2008
                 Jul 22 2008
                 Aug 22 2008
                 Sep 22 2008
                 Oct 22 2008
                 Nov 22 2008
                 Dec 22 2008
                 Jan 22 2009
                 Feb 22 2009
                 Mar 22 2009
                 Apr 22 2009
                 May 22 2009

N632AS
                                                                       EXHIBIT C
                                                          to Sublease Supplement

                             STIPULATED LOSS VALUE

The Stipulated Loss Value for the Aircraft shall be the value set forth opposite the applicable Basic Rent Date:

               Basic Rent Date        Stipulated Loss Value [*ENTIRE COLUMN]

                 Jun 22 2009
                 Jul 22 2009
                 Aug 22 2009
                 Sep 22 2009
                 Oct 22 2009
                 Nov 22 2009
                 Dec 22 2009
                 Jan 22 2010
                 Feb 22 2010
                 Mar 22 2010
                 Apr 22 2010
                 May 22 2010
                 Jun 22 2010

*The Stipulated Loss Values shall be adjusted in accordance with Sec. 3(d) of the Sublease Agreement. In addition to the figures shown on the foregoing table, the Stipulated Loss Values shall include an amount equal to any Make-Whole Premium payable on the Loan Certificates. During any Renewal Term, the Stipulated Loss Values shall be determined pursuant to Sec. 3(h) of the Sublease Agreement.

                                   SCHEDULE I


Payment Instructions:


     LESSOR:

                   Wire transfer of immediately available funds to First Security Bank of Utah, N.A., 79 South Main Street, Salt Lake City, Utah 84111, Attn: Corporate Trust Department, ABA #124-0000-12, account no. 051-0922115. Re: ATR-ASA (1995).


     OWNER PARTICIPANT:

                   Wire transfer of immediately available funds to First Union National Bank of North Carolina, 301 S. College Street, 20th Floor, One First Union Center, Charlotte, NC 28202- 0738,
                   Attn: Pat Parr, ABA # 053000219, account no. 20 704 825 41513, Re: ATR N632AS.


     LOAN TRUSTEE:

                   Wire transfer of immediately available funds to Shawmut Bank Connecticut, National Association, 777 Main Street, Hartford, CT 06115, Attn: Corporate Trust Administration, ABA #______________, account no. ___________, Re: ATR N632AS.

                 LOAN PARTICIPANT:

                                      Wire transfer of immediately available
                                      funds to
                                              ------------------------------
                                              ------------------------------
                                              ------------------------------.

                 SUBLESSOR:

                                      Wire transfer of immediately available
                                      funds to BankAmerica International,
                                      New York, for the account of Bank of
                                      America NT&SA, London, account no.
                                      37-60564, in favor of Bank of America
                                      International Limited, account no.
                                      10985218, Re: ATR-ASA.

Certain of the Sublessor's rights under Sublease Agreement [N632AS] (the "Sublease Agreement"), dated as of June 22, 1995, and under this Sublease Supplement have been assigned to, and are subject to a security interest in favor of, Shawmut Bank Connecticut, National Association, as Loan Trustee under a Loan and Security Agreement. This Sublease Supplement has been executed in counterparts; see Section 24(e) of the Sublease Agreement for information concerning the rights of holders of the various counterparts.

                         SUBLEASE SUPPLEMENT [N632AS]

                 This Sublease Supplement is entered into as of June 22, 1995 to supplement Sublease Agreement [N632AS], dated as of June 22, 1995, between Atlantic Southeast Airlines, Inc. (the "Sublessee"), and Antoine Finance Corporation (the "Sublessor").

                 The Sublease Agreement and this Sublease Supplement are being filed for recordation with the Federal Aviation Administration under the Federal Aviation Act as one document.

                 All terms that are defined in the Sublease Agreement and not in this Sublease Supplement have the same meanings in this Sublease Supplement as in the Sublease Agreement.

                 1.  THE AIRCRAFT.

                 The Sublessee hereby certifies that the Aircraft described in the attached Equipment Schedule has been delivered to the Sublessee and accepted under the Sublease on the date of this Sublease Supplement.

                 2.  SUBLESSEE'S REPRESENTATIONS.

                 The Sublessee hereby represents and warrants that, on the date of this Sublease Supplement: (a) the Sublessee's representations and warranties in the Sublease are true and correct in all material respects as though made on and as of the date of this Supplement, and (b) no Default exists.

                 3.           MISCELLANEOUS.

                 This Sublease Supplement may be executed in any number of counterparts and by the parties hereto on separate counterparts. This Sublease Supplement is being delivered in Georgia, and shall be governed by and construed in accordance with the laws of Georgia (excluding any conflicts-of-laws rule that would apply the laws of any other jurisdiction).

                 IN WITNESS WHEREOF, the Sublessee and the Sublessor have executed this Sublease Supplement [N632AS].

                                   ATLANTIC SOUTHEAST AIRLINES, INC.,
                                           Sublessee

                                   By /s/ Ronald V.  Sapp
                                      -----------------------------------------


                                   Title: Vice President-Finance and Treasurer
                                         -------------------------------------



                                   ANTOINE FINANCE CORPORATION,
                                           Sublessor

                                   By /s/ Kim E.  Lutthans
                                      -----------------------------------------


                                   Title: Vice President
                                         -------------------------------------



[This is the "Original" counterpart for chattel paper purposes.]

                                                       [or]

[This is a duplicate executed counterpart, and not the original counterpart, for chattel paper purposes.]

                                                                       EXHIBIT A
                                                          to Sublease Supplement



                              Equipment Schedule



The Aircraft is an Aerospatiale/Aeritalia model ATR-72-212 aircraft consisting of (a) an airframe bearing FAA registration no. N632AS and manufacturer's serial no. 338, (b) two Pratt & Whitney model PW127 engines (each of which has 750 or more rated takeoff horsepower or its equivalent) bearing manufacturer's serial nos. 127026 and 127027, (c) two Hamilton Standard model 247F-1 propellers (each of which is capable of absorbing 750 or more rated takeoff shaft horsepower) bearing manufacturer's serial nos. 930313 and 930312, and (d) all appliances, parts, instruments, appurtenances, accessories, furnishings, and other equipment or property incorporated in such airframe, engines, and propellers.

[N632AS]
                                                                       EXHIBIT B
                                                          to Sublease Supplement


                                Financial Terms



 [  *  ]



                              Pricing Assumptions

 [  *  ]

                                                                       EXHIBIT C
                                                          to Sublease Supplement


                             STIPULATED LOSS VALUE


                 The Stipulated Loss Value for the Aircraft shall be the percentage of its Aircraft Cost set forth opposite the applicable Basic Rent
Date:

                   Basic Rent Date                                  Stipulated Loss Value*
                   ---------------                                  ----------------------


                                                                    [See attached table]






________________

                 * The Stipulated Loss Values shall be adjusted in accordance with Section 3(d) of the Sublease Agreement. In addition to the figures shown on the foregoing table, the Stipulated Loss Values shall include an amount equal to any Make-Whole Premium payable on the Loan Certificates. During any Renewal Term, the Stipulated Loss Values shall be determined pursuant to
Section 3(h) of the Sublease Agreement.

N632AS
                                                                       EXHIBIT C
                                                          to Sublease Supplement

                             STIPULATED LOSS VALUE

The Stipulated Loss Value for the Aircraft shall be the value set forth opposite the applicable Basic Rent Date:

               Basic Rent Date         Stipulated Loss Value [*ENTIRE COLUMN]

                 Jun 22 1995
                 Jul 22 1995
                 Aug 22 1995
                 Sep 22 1995
                 Oct 22 1995
                 Nov 22 1995
                 Dec 22 1995
                 Jan 22 1996
                 Feb 22 1996
                 Mar 22 1996
                 Apr 22 1996
                 May 22 1996
                 Jun 22 1996
                 Jul 22 1996
                 Aug 22 1996
                 Sep 22 1996
                 Oct 22 1996
                 Nov 22 1996
                 Dec 22 1996
                 Jan 22 1997
                 Feb 22 1997
                 Mar 22 1997
                 Apr 22 1997
                 May 22 1997
                 Jun 22 1997
                 Jul 22 1997
                 Aug 22 1997
                 Sep 22 1997
                 Oct 22 1997
                 Nov 22 1997
                 Dec 22 1997
                 Jan 22 1998
                 Feb 22 1998
                 Mar 22 1998
                 Apr 22 1998
                 May 22 1998
                 Jun 22 1998
                 Jul 22 1998
                 Aug 22 1998
                 Sep 22 1998
                 Oct 22 1998
                 Nov 22 1998

N632AS
                                                                       EXHIBIT C
                                                          to Sublease Supplement
                             STIPULATED LOSS VALUE

The Stipulated Loss Value for the Aircraft shall be the value set forth opposite the applicable Basic Rent Date:

               Basic Rent Date        Stipulated Loss Value [*ENTIRE COLUMN]

                 Dec 22 1998
                 Jan 22 1999
                 Feb 22 1999
                 Mar 22 1999
                 Apr 22 1999
                 May 22 1999
                 Jun 22 1999
                 Jul 22 1999
                 Aug 22 1999
                 Sep 22 1999
                 Oct 22 1999
                 Nov 22 1999
                 Dec 22 1999
                 Jan 22 2000
                 Feb 22 2000
                 Mar 22 2000
                 Apr 22 2000
                 May 22 2000
                 Jun 22 2000
                 Jul 22 2000
                 Aug 22 2000
                 Sep 22 2000
                 Oct 22 2000
                 Nov 22 2000
                 Dec 22 2000
                 Jan 22 2001
                 Feb 22 2001
                 Mar 22 2001
                 Apr 22 2001
                 May 22 2001
                 Jun 22 2001
                 Jul 22 2001
                 Aug 22 2001
                 Sep 22 2001
                 Oct 22 2001
                 Nov 22 2001
                 Dec 22 2001
                 Jan 22 2002
                 Feb 22 2002
                 Mar 22 2002
                 Apr 22 2002
                 May 22 2002

N632AS
                                                                       EXHIBIT C
                                                          to Sublease Supplement

                             STIPULATED LOSS VALUE

The Stipulated Loss Value for the Aircraft shall be the value set forth opposite the applicable Basic Rent Date:

               Basic Rent Date         Stipulated Loss Value [*ENTIRE COLUMN]

                 Jun 22 2002
                 Jul 22 2002
                 Aug 22 2002
                 Sep 22 2002
                 Oct 22 2002
                 Nov 22 2002
                 Dec 22 2002
                 Jan 22 2003
                 Feb 22 2003
                 Mar 22 2003
                 Apr 22 2003
                 May 22 2003
                 Jun 22 2003
                 Jul 22 2003
                 Aug 22 2003
                 Sep 22 2003
                 Oct 22 2003
                 Nov 22 2003
                 Dec 22 2003
                 Jan 22 2004
                 Feb 22 2004
                 Mar 22 2004
                 Apr 22 2004
                 May 22 2004
                 Jun 22 2004
                 Jul 22 2004
                 Aug 22 2004
                 Sep 22 2004
                 Oct 22 2004
                 Nov 22 2004
                 Dec 22 2004
                 Jan 22 2005
                 Feb 22 2005
                 Mar 22 2005
                 Apr 22 2005
                 May 22 2005
                 Jun 22 2005
                 Jul 22 2005
                 Aug 22 2005
                 Sep 22 2005
                 Oct 22 2005
                 Nov 22 2005

N632AS
                                                                       EXHIBIT C
                                                          to Sublease Supplement

                             STIPULATED LOSS VALUE

The Stipulated Loss Value for the Aircraft shall be the value set forth opposite the applicable Basic Rent Date:

              Basic Rent Date           Stipulated Loss Value [*ENTIRE COLUMN]

                 Dec 22 2005
                 Jan 22 2006
                 Feb 22 2006
                 Mar 22 2006
                 Apr 22 2006
                 May 22 2006
                 Jun 22 2006
                 Jul 22 2006
                 Aug 22 2006
                 Sep 22 2006
                 Oct 22 2006
                 Nov 22 2006
                 Dec 22 2006
                 Jan 22 2007
                 Feb 22 2007
                 Mar 22 2007
                 Apr 22 2007
                 May 22 2007
                 Jun 22 2007
                 Jul 22 2007
                 Aug 22 2007
                 Sep 22 2007
                 Oct 22 2007
                 Nov 22 2007
                 Dec 22 2007
                 Jan 22 2008
                 Feb 22 2008
                 Mar 22 2008
                 Apr 22 2008
                 May 22 2008
                 Jun 22 2008
                 Jul 22 2008
                 Aug 22 2008
                 Sep 22 2008
                 Oct 22 2008
                 Nov 22 2008
                 Dec 22 2008
                 Jan 22 2009
                 Feb 22 2009
                 Mar 22 2009
                 Apr 22 2009
                 May 22 2009

N632AS
                                                                       EXHIBIT C
                                                          to Sublease Supplement

                             STIPULATED LOSS VALUE

The Stipulated Loss Value for the Aircraft shall be the value set forth opposite the applicable Basic Rent Date:

               Basic Rent Date        Stipulated Loss Value [*ENTIRE COLUMN]

                 Jun 22 2009
                 Jul 22 2009
                 Aug 22 2009
                 Sep 22 2009
                 Oct 22 2009
                 Nov 22 2009
                 Dec 22 2009
                 Jan 22 2010
                 Feb 22 2010
                 Mar 22 2010
                 Apr 22 2010
                 May 22 2010
                 Jun 22 2010

*The Stipulated Loss Values shall be adjusted in accordance with Sec. 3(d) of the Sublease Agreement. In addition to the figures shown on the foregoing table, the Stipulated Loss Values shall include an amount equal to any Make-Whole Premium payable on the Loan Certificates. During any Renewal Term, the Stipulated Loss Values shall be determined pursuant to Sec. 3(h) of the Sublease Agreement.

================================================================================





                   SUBLEASE TAX INDEMNITY AGREEMENT [N632AS]


                           dated as of June 22, 1995


                                    between




                       ATLANTIC SOUTHEAST AIRLINES, INC.,
                                   Sublessee




                                      and




                          ANTOINE FINANCE CORPORATION,
                                   Sublessor


                           _________________________


                            One ATR-72-212 Aircraft





================================================================================

                               TABLE OF CONTENTS

                                                                   Page
                                                                   ----

         [  *  ]

         This Sublease Tax Indemnity Agreement [N632AS] (this "Agreement") dated as of June 22, 1995, is between Antoine Finance Corporation (the "Sublessor"), a Delaware corporation, and Atlantic Southeast Airlines, Inc. (the "Sublessee"), a Delaware corporation.

         The Sublessor and the Sublessee are entering into Sublease Agreement [N632AS] (the "Sublease"), dated as of the date of this Agreement, under which the Sublessor is to lease one ATR-72-212 Aircraft to the Sublessee.

         The Sublessor and the Sublessee agree as follows:


         [  *  ]

         IN WITNESS WHEREOF, the Sublessee and the Sublessor have executed this Sublease Tax Indemnity Agreement [N632AS].


                                    ATLANTIC SOUTHEAST AIRLINES, INC.,
                                     (Sublessee)

                                    By /s/ Ronald V.  Sapp
                                       ----------------------------------------

                                    Title: Vice President-Finance and Treasurer
                                           ------------------------------------



                                    ANTOINE FINANCE CORPORATION
                                     (Sublessor)

                                    By /s/ Kim E.  Lutthans
                                       ----------------------------------------

                                    Title: Vice President
                                           ------------------------------------

                   NONDISTURBANCE AND RECOGNITION AGREEMENT


        THIS NONDISTURBANCE AND RECOGNITION AGREEMENT (hereinafter referred to as this "Agreement") is made and entered into this 22nd day of June, 1995, by and among AVIONS DE TRANSPORT REGIONAL, a "Groupement d'Interet Economique" formed under the laws of France ("ATR"), FIRST SECURITY BANK OF UTAH, N.A., individually and as Lessor under the Lease ("Lessor"), FIRST UNION COMMERCIAL CORPORATION, as Owner Participant (the "Owner Participant"), SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION, individually and as Loan Trustee under the Mortgage ("Trustee"), and NEWCOURT CREDIT GROUP, INC., as Loan Participant (the "Loan Participant"), for the benefit of ATLANTIC SOUTHEAST AIRLINES, INC., a Georgia corporation (the "Sublessee"). ATR, the Lessor, the Owner Participant, the Trustee, and the Loan Participant are hereinafter collectively referred to as the "Lending Group Parties."

                             BACKGROUND STATEMENT

        Antoine Finance Corporation (the "Sublessor") and the Sublessee are parties to that certain Sublease Agreement [N632AS] dated as of June 22, 1995, relating to one (1) ATR-72-212 Aircraft. All capitalized terms set forth in this Agreement (including the above identification of parties paragraph) shall have the same meanings as are ascribed to them in the Sublease unless otherwise herein defined. Pursuant to agreements among the Lending Group Parties (the "Other Financing Documents"), the Lending Group Parties have consummated a transaction in which the Aircraft has been purchased, leased and financed. As a condition to the Sublessee entering into the Sublease and agreeing to be bound by all the terms, covenants, conditions and obligations set forth therein (which terms, covenants, conditions and obligations are independent, separate and distinct from the terms, covenants, conditions and obligations set forth in the Other Financing Documents, including without limitation the Lease, unless otherwise clearly set forth in the Sublease), the Lending Group Parties have agreed to enter into this Agreement for the purposes hereinafter provided.

                                   AGREEMENT

        FOR AND IN CONSIDERATION of the foregoing recitals, the obligations of the Sublessee set forth in the Sublease, and other good and valuable consideration, the receipt, adequacy, and sufficiency of which is hereby acknowledged by the Lending Group Parties, the Lending Group Parties hereby covenant and agree as follows:

        1. Recognition and Consent to the Sublease. Each of the Lending Group Parties hereby recognize all of the terms, covenants, and conditions set forth in the Sublease, including all the rights and privileges granted to the Sublessee thereunder (including, without limitation, the purchase option set forth in Section 20 of the Sublease), and consent to the execution and delivery of the Sublease by the Sublessor and the Sublessee.

        2. Nondisturbance. So long as no Default or Event of Default exists under the Sublease on the part of the Sublessee which remains uncured after any applicable notice and cure period and so long as the amount of rent payable under the Sublease corresponds to or is greater than the Rent Schedule attached as Exhibit A hereto [note such schedule must contemplate a possible rent adjustment after the [ * ] year], the Sublease shall not be terminated (except as provided therein), nor shall any Lending Group Party interfer with the Sublessee's use, possession or quiet enjoyment of the Aircraft, nor shall the leasehold interest granted by the Sublease in the Aircraft be affected by any exercise of any remedy contained in the Mortgage or the Lease, or in any Other Financing Document. The Lending Group Party acquiring the interest of the Sublessor under the Sublease as a result of the exercise of any remedy contained in the Mortgage or the Lease, and the successors and assigns thereof, shall not be (a) liable for any act or omission of the Sublessor under the Sublease unless such act or omission was performed (i) with the written consent of such Lending Group Party or (ii) after such Lending Group Party acquired the interest of the Sublessor under the Sublease; or (b) subject to any offsets or defenses which the Sublessee might have against the Sublessor under the Sublease, unless such offset or defense is also applicable to such Lending Group Party; or (c) bound by any amendment or modification of the Sublease made without such Lending Group Party's prior written consent; or (d) bound by any consent by the Sublessor under the Sublease to any assignment of the Sublessee's interest in the Sublease made without also obtaining such Lending Group Party's prior written consent.

        3. Sublessee's Obligations. The Lending Group Parties hereby acknowledge and agree that the Sublessee has no obligations to any of the Lending Group Parties except as set forth in the Sublease. In this regard, by their execution of this Agreement as indicated below, each of the Lending Group Parties acknowledges and agrees that the obligations of the Sublessee under the Sublease are independent, separate and distinct obligations from those of the Sublessor under the Lease and, in some respects, the obligations of the Sublessor as the Lessee under the Lease are significantly different than the obligations of the Sublessee under the Sublease. The Lending Group Parties further acknowledge and agree that the Sublessee shall have no obligations except for its obligations under the Operative Documents.

        4. Lending Group Parties' Obligations. The Sublessee hereby acknowledges and agrees that in no event, whether arising from the acquisition of the interest of the Sublessor under the Sublease as a result of the exercise of any remedy contained in the Mortgage or the Lease or otherwise, shall any Lending Group Party have any greater obligation to the Sublessee than such Lending Group Party has to the Sublessor (as lessee) under the Lease.

        5. Notices. Any notices required or desired to be given under this Agreement shall be in writing (including telecopies), shall be in English, shall be effective on delivery, and shall be addressed to the applicable party at their address set forth on Exhibit B attached hereto or any other address established by giving written notice to the parties to this Agreement.

        6. Title of Paragraphs. The titles of the paragraphs of this Agreement are for convenience and reference only, and the words contained therein shall in no way be held to explain, modify, amplify, or aid in the interpretation, construction or meaning of the provisions of this Agreement.

        7. Governing Law. This Agreement is being delivered in New York, and shall be governed by and construed in accordance with the laws of New York, excluding any conflict of laws rule that would apply the laws of any other jurisdiction.

        8. Successors and Assigns. The terms and provisions of this Agreement shall be binding upon and shall inure to the benefit of the heirs, executors, administrators, successors and permitted assigns, respectively, of the Lending Group Parties and the Sublessee, and such successor and assigns shall be deemed a party to this Agreement upon obtaining any interest in the aircraft, the Lease, the Sublease, or in the Loan. The appropriate Lending Group Party agrees to notify Sublessee of any transfer or assignment of all or a portion of such Lending Group Party's interest in the Lease or the Loan.


        IN WITNESS WHEREOF, the Lending Group Parties have executed this Agreement under seal, as of the day, month and year first above written.



                                            AVIONS DE TRANSPORT REGIONAL,
                                            a Groupement d'Interet Economique


                                            By: Joel Le Breton
                                               --------------------------------
                                            Title: Attorney-in-Fact
                                                  -----------------------------


                                            FIRST SECURITY BANK OF UTAH, N.A.


                                            By: /s/ Nancy M. Dahl
                                               --------------------------------
                                            Title: Assistant Vice President
                                                  -----------------------------


                                            FIRST UNION COMMERCIAL CORPORATION


                                            By: /s/ Michael L.  Taylor
                                               --------------------------------
                                            Title: Vice President
                                                  -----------------------------

                                SHAWMUT BANK CONNECTICUT,
                                NATIONAL ASSOCIATION


                                By: /s/ Steven Cimalore
                                   ------------------------------------
                                Title: Vice President
                                      ---------------------------------


                                NEWCOURT CREDIT GROUP, INC.


                                By: /s/ Frank J. Raponi
                                   ----------------------------------
                                Title: Vice President
                                      -------------------------------